Use these links to rapidly review the document
Prospectus Table of Contents
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

As filed with the Securities and Exchange Commission on September 18, 2009

1933 Act File No. 333-
1940 Act File No. 811-22330

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

STONE HARBOR CREDIT RECOVERY INCOME FUND
(Exact Name of Registrant as Specified in Certificate of Trust)

1290 Broadway, Suite 1100
Denver, Colorado 80203
(Address of Principal Executive Offices)

(303) 623-2577
(Registrant's Telephone Number)

JoEllen Legg
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and Address of Agent for Service)

Copy to:

Philip J. Niehoff	Adam J. Shapiro
Mayer Brown LLP	Stone Harbor Investment Partners LP
71 South Wacker Drive	31 West 52nd Street, 16th Floor
Chicago, Illinois 60606	New York, NY 10019
(312) 782-0600	(212) 548-1021

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

        It is proposed that this filing will become effective (check appropriate box):

        ☐     when declared effective pursuant to Section 8(c).

        If appropriate, check the following box:

        ☐     This post-effective amendment designates a new effective date for a previously filed registration statement.

        ☐     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                         .

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee

Common Shares, no par value	40,000 shares	$25.00	$1,000,000	$55.80

(1)
Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated September 18, 2009

PROSPECTUS

                  Shares

Stone Harbor Credit Recovery Income Fund

Common Shares of Beneficial Interest
$25 per Share

           Stone Harbor Credit Recovery Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

        Investment Objectives.    The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return.

        Key Investments.    Under normal market conditions, the Fund will invest primarily in high yield debt securities, investment grade debt securities (including corporate bonds and securitized assets such as asset-backed securities and mortgage-backed securities), emerging markets debt securities, and bank loans. Please see below for more information regarding these types of investments.

        No Prior Trading History.    Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. Such risks may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund anticipates that its common shares will be listed on the        , subject to notice of issuance, under the symbol "        ."

           For more information on the Fund's investment strategies, see "Investment Objectives and Policies."

           An investment in the Fund's common shares involves certain risks. See "Risk Factors" beginning on page 60 of this prospectus. There can be no assurance that the Fund will achieve its investment objectives.

	Per Share		Total(1)

Public offering price		$25	$

Sales load(2)	$		$

Estimated offering expenses(3)	$		$

Proceeds, after expenses, to the Fund	$		$

(1)
The Fund has granted underwriters an option to purchase up to            additional common shares at the public offering price, less the sales load, within 45 days of from the date of this prospectus to cover overallotments, if any. If this option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund, will be $        , $        , $        and $            , respectively.

(2)
The Fund has agreed to pay distribution assistance fees to ALPS Distributors, Inc. The Investment Manager (as defined below) has agreed to pay from its own assets a structuring fee to       . The Investment Manager may also pay certain qualifying underwriters a structuring fee, additional compensation, or a sales incentive fee in connection with the offering. Such amounts (including the sales load and certain other expenses) will not exceed            % of the total price to the public of the common shares sold in this offering. See "Underwriting—Other Relationships and Additional Underwriting Compensation."

(3)
In addition to the sales load, the Fund will pay offering expenses, which are estimated to total $            , of which $            (or up to $0.05 per common share) is to be paid by the Fund, which will reduce the proceeds to the Fund. The Fund's administrator and Investment Manager have agreed to pay all organizational expenses of the Fund and to pay those offering expenses of the Fund (exclusive of the sales load) that exceed $0.05 per common share.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           The Underwriters expect to deliver the Fund's common shares to purchasers on or about            , 2009.

        Investment Manager.    Stone Harbor Investment Partners LP ("Stone Harbor" or the "Investment Manager") will act as the Fund's investment manager. As of August 31, 2009, Stone Harbor had approximately $17.8 billion of assets under management. Stone Harbor's address is 31 West 52nd Street, 16th Floor, New York, NY 10019. See "Management of the Fund."

        Use of Leverage.    The Fund is authorized to use leverage through the issuance of preferred shares ("Preferred Shares") and/or through Borrowings, as defined herein. If the Fund offers Preferred Shares, expenses of that offering (including the sales load paid to the underwriters for the offering) will be borne immediately by holders of common shares and result in a reduction of the net asset value of the common shares. The Fund may borrow from the Federal Reserve Bank of New York ("FRBNY") through the Term Asset-Backed Securities Loan Facility ("TALF"), or from other financial institutions, and through use of reverse repurchase agreements, in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed) or otherwise in amounts as permitted by the SEC or its staff. Leveraging is a speculative technique and there are special risks involved. Currently, the Fund has no intention to issue Preferred Shares. See "Effects of Leverage," "Term Asset-Back Securities Loan Facility," and "Risk Factors—General Leverage Risk."

        Conversion or Liquidation.    On or about the tenth anniversary of the Fund's launch, the Fund's Board of Trustees will consider whether to seek shareholder approval to convert the Fund to an open-end management investment company, or to liquidate the Fund and distribute all net assets to shareholders.

           You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated            , 2009 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page            of this prospectus, by calling (866) 699-8158 (toll-free) or by writing to ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, or obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov) or from the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund's web site (            ), which also provides a link to the SEC's website where the Fund's Statement of Additional Information can be obtained, or call (866) 699-8158 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

           The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

        You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any person to provide you with different information. If anyone provides you with information that differs from or is inconsistent with the information in this prospectus, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the Fund subsequent to the date of this prospectus.

 Prospectus

        Until            , 2009 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

PROSPECTUS SUMMARY

        This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risk Factors."

The Fund	Stone Harbor Credit Recovery Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. See "The Fund."
The Offering

The Fund is offering            common shares of beneficial interest ("Common Shares") through a group of underwriters led by        . You must purchase at least 100 Common Shares ($2,500) if you wish to participate in this offering. The Fund has granted the underwriters (the "Underwriters") an option to purchase up to additional Common Shares to cover overallotments. The initial public offering price is $25 per share. The Fund's Administrator and Investment Manager have agreed to pay all organizational expenses of the Fund. The Administrator and the Investment Manager have also agreed to pay those offering expenses (other than the sales load) that exceed $0.05 per Common Share. See "Underwriting."

Listing and Symbol	The Fund anticipates that its Common Shares will be listed on , subject to notice of issuance, under the symbol " ."
Investment Objectives and Policies

The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are nonfundamental, and may be changed without shareholder approval.

The Fund will seek to achieve its investment objectives by investing primarily in debt securities issued by U.S. and foreign corporations, governments and financial institutions. The debt securities in which the fund invests will include high yield debt securities, investment grade debt securities, emerging markets debt securities, and bank loans.

DEBT SECURITIES:    Debt securities represent an obligation of another party to pay the holder of the security. Debt securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds."

HIGH YIELD DEBT SECURITIES:    High Yield Debt Securities include fixed income securities and other instruments rated below investment grade (or, if unrated, of equivalent quality as determined by the Investment Manager). These types of securities and instruments are commonly referred to as "high yield" securities or "junk bonds" and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and foreign issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets. The Fund may invest in High Yield Debt Securities of any credit rating (including unrated securities).

INVESTMENT GRADE DEBT SECURITIES:    Investment Grade Debt Securities include fixed income securities and other instruments (including derivatives) rated investment grade (or, if unrated, of equivalent quality as determined by the Investment Manager). These types of securities are generally rated in one of the top four rating categories (i.e., BBB/Baa or higher) by one or more Nationally Recognized Statistical Ratings Organization ("NRSRO") at the time the Fund acquires the security. These securities may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock, asset-backed securities ("ABS"), mortgage-backed securities ("MBS") and other obligations of U.S. and foreign issuers.

These securities may also include certain asset-backed securities eligible to be held as collateral for loans from the Federal Reserve Bank of New York ("FRBNY") through the Term Asset-Backed Securities Loan Facility ("TALF-Eligible ABS"). TALF-Eligible ABS can include ABS backed by auto loans and leases ("auto ABS"), credit card loans ("credit card ABS"), small business loans ("small business loan ABS"), ABS backed by non-auto floorplan loans ("floorplan loan ABS"), ABS backed by student loans ("student loan ABS"), ABS backed by residential mortgage servicer advance loans ("mortgage servicer ABS"), commercial and government fleet leases and commercial loans secured by vehicles and the related fleet leases of such vehicles to rental car companies ("fleet ABS"), securities backed by insurance premium finance loans ("insurance premium finance ABS") and equipment loans and leases ("equipment ABS").

To the extent it is able to do so, the Fund may receive loans ("TALF Loans") from the FRBNY through the Term Asset-Backed Securities Loan Facility ("TALF") with respect to its purchase(s) of TALF-Eligible ABS.

TALF Loans are generally available only with respect to collateral that:
•	is U.S. dollar-denominated cash ABS;

•

has a credit rating in the highest long-term or short-term investment-grade rating category from the required number (generally two or more) of the major NRSROs, and does not have a credit rating below the highest investment-grade rating category from any such major NRSRO;

•

in most cases, at least ninety-five percent (95%) of the dollar amount of the credit exposures underlying the ABS must be exposures to U.S.-domiciled obligors and the underlying collateral cannot itself be an ABS (i.e., resecuritizations are not eligible collateral under TALF) or have been originated by the borrower or any of its affiliates; and

•

was issued on or after January 1, 2009 (with limited exceptions) with at least eighty-five percent (85%) of the underlying collateral being originated on or after specified dates that depend upon the assets underlying the ABS (e.g., auto loans, credit card receivables, etc.).

See "Term Asset-Backed Securities Loan Facility."

EMERGING MARKETS DEBT SECURITIES:    Emerging Markets Debt Securities include fixed income securities and other instruments (including derivatives) that economically are tied to countries with emerging securities markets or whose performance is linked to those markets, economies, or ability to repay loans. Emerging Markets Debt Securities may be denominated in foreign currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country's securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Debt Securities also include securities or other instruments whose return is based on the return of emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets.

The Investment Manager has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. It is anticipated that the Fund will focus most of its Emerging Markets Debt Securities investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

BANK LOANS:    The Fund may invest in senior floating rate loans ("Senior Loans") of domestic and foreign business entities ("Borrowers"). Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semi-annually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder's portion of the loan. While Senior Loans are collateralized and senior to an issuer's other debt securities, the Fund may invest in other loans that hold a lower place in the Borrower's capital structure, including unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"). If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the Borrower. Some bank loans can be subject to restrictions on resale and can be less liquid than other types of securities. The Fund may also invest in fixed rate loans, which, except for the constant interest rate, are generally structured similarly to floating rate loans.

ASSET-BACKED SECURITIES:    ABS and MBS (including both residential mortgages, "RMBS," and commercial mortgages, "CMBS"), are securities representing an interest in an underlying pool of debt securities back by various types of loans, generally collateralized with the asset(s) related to such loans. The holders of ABS and MBS generally receive income based on payments of principal and interest by the borrowers on the loans underlying the ABS or MBS.

OTHER INVESTMENTS:    The Fund may also invest in, among other things, depositary receipts, mortgage-related securities (including transferable private issuer mortgage-backed securities), non-publicly traded securities and Rule 144A securities, payment-in-kind bonds, securities issued by supranational organizations, sovereign debt securities, corporate debt securities, structured notes, inflation-protected and other index-linked securities, interest-only securities, step-up securities zero coupon bonds, and derivatives related to these types of securities.

The Fund may use derivatives to a significant extent.
Leverage

The Fund may use leverage through borrowing, defined as the receipt of loans from financial institutions (including TALF Loans), amounts borrowed using reverse repurchase agreements, the Fund's issuance of commercial paper, or other forms of debt securities (collectively, "Borrowings"), and possibly through the use of Preferred Shares, in an aggregate amount of up to approximately 33 1/3% of the Fund's total assets immediately after such Borrowings and/or issuances.

In addition, in reliance on positions taken by the Securities and Exchange Commission ("SEC") and its staff (the "Staff"), the Fund may borrow money and otherwise engage in investment management techniques which provide leverage, including, but not limited to, reverse repurchase agreements and TALF Loans, but which are not subject to the foregoing 33 1/3% limitation, e.g., if the Fund has earmarked, or placed in a segregated account, cash or liquid securities equal to the Fund's obligations in respect of such techniques. See "Investment Objectives and Policies—Other Investments—Reverse Repurchase Agreement Transactions."

It is possible that following such Borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 33 1/3% or other permitted threshold will be exceeded. In that case, the leverage risk to holders of Common Shares ("Common Shareholders") will increase. See "Risk Factors—General Leverage Risk."

Borrowings may be recourse or non-recourse, as described in further detail below.

Under normal market conditions, the Investment Manager intends for the Fund to borrow or utilize leverage (principally through borrowing from certain financial institutions and the use of reverse repurchase agreements) in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed), or as otherwise permitted by the SEC or its Staff. Currently, the Fund has no intention to issue Preferred Shares.

Conversion or Liquidation

On or about the tenth anniversary of the Fund's launch, the Fund's Board of Trustees (the "Board" or the "Trustees") will consider whether to seek shareholder approval to convert to an open-end management investment company, or to liquidate the Fund and distribute all net assets to shareholders.

Investment Strategy

The Fund seeks to identify securities or other assets that represent attractive returns relative to other comparable investment opportunities. Investment Manager believes that it has substantial experience in identifying undervalued securities across a broad range of sectors within the fixed income markets.

ASSET ALLOCATION:    In selecting investments for the Fund, the Fund's Investment Manager uses a combination of quantitative models which seek to measure the relative risks and opportunities of each market sector based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions to create an optimal risk/return allocation of the Fund's assets among various sectors of the fixed income markets.

After the Investment Manager makes its sector allocations, the Investment Manager uses traditional credit analysis to identify individual securities for the Fund's portfolio. In selecting U.S. or foreign corporate debt for investment, the Investment Manager considers the issuer's financial condition, sensitivity to economic conditions and trends, operating history, and experience and track record of management. In selecting foreign government debt for investment, the Investment Manager considers the economic and political conditions within the government's country, overall and external debt levels and debt service ratios, access to capital markets, and debt service payment history. In selecting U.S. government obligations, the Investment Manager considers yield curve shifts and credit quality. In considering agency obligations or securitized investments such as asset-backed securities or mortgage-backed securities, the Investment Manager considers yield curve shifts, credit quality, and changing prepayment patterns.

HIGH YIELD AND INVESTMENT GRADE DEBT SECURITIES:    High Yield and Investment Grade Debt Security selection is driven by the Investment Manager's economic view, industry outlook and credit analysis. The Investment Manager then selects those individual securities that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Investment Manager generally allocates the Fund's investments across a broad range of issuers and industries, which can help to reduce risk.

In evaluating the issuer's creditworthiness, the Investment Manager uses fundamental analysis and may consider, among other things, the following factors:
•	The strength of the issuer's financial resources and sensitivity to economic conditions and trends;
•	The issuer's operating history; and
•	The experience and track record of the issuer's management.

EMERGING MARKETS DEBT SECURITIES:    In selecting Emerging Market Debt Securities, the Investment Manager uses a "top-down" approach and allocates the Fund's investments among various emerging market countries. In allocating among different countries, the following are some of the factors the Investment Manager may consider:

•	Currency, inflation, and interest rate trends;
•	Growth rate forecasts;
•	Liquidity of a country's debt markets;
•	Fiscal policies;
•	Political outlook; and
•	Tax environment.

The Investment Manager then selects those individual securities that the Investment Manager believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Investment Manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

BANK LOANS:    In selecting Senior Loans and Junior Loans, the Investment Manager seeks investments it believes exhibit stable or improving credit fundamentals and are typically secured by specific collateral or assets of the Borrower.

DEFENSIVE MEASURES:    When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not seek to achieve its investment objectives.

LEVERAGE:    The Investment Manager may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions, the availability of relatively attractive investment opportunities not requiring leverage, and the costs that the Fund would incur as a result of leverage.

MATURITY AND DURATION:    The Fund normally maintains an average portfolio duration of between 3 and 7 years. However, the Fund's average duration may be outside this range, and the Fund may invest in securities of any duration and maturity. Duration is an approximate measure of the sensitivity of a fixed income security to interest rate risk. Securities with higher durations or maturities are generally more sensitive to this risk.

Investment Manager

Stone Harbor Investment Partners LP is the Fund's investment manager. Stone Harbor was established in 2006 and provides investment advisory services to clients located throughout the world. Stone Harbor's principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of August 31, 2009, Stone Harbor managed approximately $17.8 billion of assets. Stone Harbor is 100% employee owned.

Subject to the general supervision of the Fund's Board, the Investment Manager is responsible for making investment decisions for the Fund. For these services the Investment Manager will receive an annual fee, payable monthly, in an amount equal to                % of the Fund's average daily total assets, including the amount of any Borrowings, as defined herein, and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund's total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to the Investment Manager will be                % of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Administrator

ALPS Fund Services, Inc. ("ALPS" or the "Administrator"), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. ALPS is responsible for maintaining the Fund's books and records, computing the net asset value per share daily and generally managing the business affairs of the Fund, subject to the general supervision of the Fund's Board. The Marketing, Administration, Bookkeeping and Pricing Services Agreement between the Fund and ALPS (the "Administration Agreement") provides that ALPS will pay all expenses incurred by the Fund, except organizational costs (to be paid by both ALPS and Stone Harbor) and offering expenses in excess of $0.05 per Common Share (to be paid by both ALPS and Stone Harbor), advisory fees, Trustees' fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, interest on Preferred Shares, insurance expenses, custody expenses, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses. For its services, ALPS is entitled to receive a monthly fee at the annual rate of                % of the Fund's average daily total assets, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/or Preferred Shares in the amount of 33 1/3% of the Fund's total assets, the annual fee payable to ALPS will be                % of the Fund's net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Effects of Leverage

Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board.

During periods in which the Fund is using leverage, the fees paid to Stone Harbor for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from Borrowings and/or the issuance of Preferred Shares, which may create an incentive for the Investment Manager to leverage the Fund.

Except as otherwise provided by interpretations of the SEC and its Staff, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. This means that the amount of the Fund's total indebtedness may not exceed one-third of the value of its total assets (including assets acquired with such indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on any class of its capital stock (including the Common Shares), and is not permitted to purchase any of its capital stock unless, at the time of such declaration or purchase, the aggregate indebtedness of the Fund has an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be; except that dividends may be declared upon any Preferred Shares of the Fund if the Fund, at the time of such declaration (and after deducting the amount of the dividend), maintains an asset coverage with respect to its Preferred Shares of at least 200%.

Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the market value of the total assets of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's average daily total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Preferred Shares of the Fund have an asset coverage of at least 200% after deducting the amount of such dividend or other distribution, as the case may be.

To qualify for U.S. federal income taxation as a "regulated investment company," the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund's willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. There is no assurance that a leveraging strategy will be successful during any period in which such strategy is employed. Unless and until the Fund issues Preferred Shares or makes Borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies.

Primary Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's Common Shares. This is just a summary of primary risks. See the section entitled "Risk Factors" for a more complete discussion of the risks of investing in the Fund's Common Shares.

No Operating History.    The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in our Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See also "Risk Factors—Investment and Market Risk."

Non-Diversified Status.    As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Notwithstanding the foregoing, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See "U.S. Federal Income Tax Matters."

Management Risk.    The Fund's ability to identify and invest in attractive opportunities is dependent upon Stone Harbor, its investment manager. The Fund is the first closed-end fund to be managed by the Investment Manager. As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds as a result.

Investment and Market Risk.    An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. The value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. See "Risk Factors—Net Asset Value Discount Risk."

Interest Rate Risk.    Interest rate risk is the risk that investments, including fixed-rate debt securities, will decline in value because of changes in market interest rates. When interest rates rise the market value of debt or similar securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding debt securities or other types of securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Credit Risk.    Credit risk is the risk that an issuer of security will be unable to make dividend, interest and principal payments when due. In general, lower rated securities carry a greater degree of credit risk. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the securities in which it invests, any default by an issuer of such a security could have a negative impact on the Fund's ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness, which would adversely affect the market value of the issuer's obligations or the value of the securities or related derivatives.

High Yield Debt Securities Risk.    The Fund may invest without limit in securities rated below investment grade. Investments below investment grade quality (commonly referred to as "high yield" or "junk bonds"), are predominantly speculative because of the credit risk of their issuers. Investments below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality securities are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. See "Risk Factors—Credit Risk."

Investments in Foreign Securities.    Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. Values of foreign currencies may fluctuate, sometimes significantly. See "Risk Factors—Foreign Currency Considerations."

Certain foreign governments levy withholding or other taxes on dividend and interest income. All of the above risks may be greater with respect to securities of emerging market countries. See "Risk Factors—Investments in Emerging Markets Countries."

Foreign Currency Risk.    The Fund is subject to the risk that foreign currencies will decline in value relative to the value of the U.S. dollar. The Fund's exposure to foreign currencies may result in reduced returns to the Fund. The values of the currencies of the emerging markets countries in which the Fund may invest may be subject to a high degree of fluctuation.

The Fund will compute, and expects to distribute, its income in U.S. dollars. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend Reinvestment Plan."

Changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. The Fund may also incur costs in connection with conversions between various currencies.

Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments, governmental surpluses or deficits in the foreign countries in which the Fund invests, and government-imposed currency controls, taxes or other actions.

All of the above risks may be amplified with respect to currencies of emerging market countries.

Prepayment Risk.    If interest rates fall, it is possible that issuers of debt securities (and borrowers of loans underlying ABS and MBS, or Borrowers of Senior Loans and Junior Loans) with high interest rates will prepay or "call" their securities before their maturity dates. As a result, particular investments may experience outright losses. In addition, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

ABS and MBS Risk.    ABS and MBS are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates. These events may have an adverse effect on the Fund. There is the possibility that recoveries on collateral underlying ABS or MBS may not, in some cases, be available to support payments on such ABS and MBS. In addition, the market for ABS and MBS has experienced substantially, often dramatically, lower valuations and greatly reduced liquidity.

Investments in Emerging Markets Countries.    Investing in the securities of issuers located in emerging markets countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy. Governments of many emerging markets countries may exercise substantial influence over (or otherwise own or control) many aspects of the private sector.

Accordingly, government actions could have a significant effect on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing countries may be adversely affected by the economic conditions in, and trade barriers, exchange and currency controls, and other protectionist measures imposed or negotiated by, the countries with which they trade.

Economic difficulties in one country may spread throughout a region or even among all or most emerging markets countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

Investments in emerging markets countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or reorganization or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Certain emerging markets countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Sovereign Debt Securities Risk.    The issuer or governmental authority that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to do so may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis.

If a government obligor defaults on its obligations, the Fund may have limited legal recourse against the issuer and/or guarantor. In addition, payments to the holders of defaulted foreign government debt securities may be contested by certain parties.

Government obligors in emerging markets countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults and restructurings (which may involve reducing and/or rescheduling interest and principal payments).

Investments in emerging markets countries' government debt securities involve currency risk. See "Risk Factors—Foreign Currency Risk."

Derivatives Risk.    Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulations, could adversely affect the Fund's ability to terminate existing contracts or to realize amounts to be received under such contracts.

General Leverage Risk.    Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in greater risks to the Fund's Common Shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Investment Manager nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses of an offering of Preferred Shares and/or a borrowing program will be borne by Common Shareholders and, consequently, will result in a reduction of the net asset value of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund's total assets, which includes proceeds from Borrowings and/or Preferred Shares. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire advisory fee.

Hedging and Leveraging Strategy Risk.    Certain of the investment techniques that the Investment Manager may employ for hedging, or, under certain circumstances, to increase income or total return, will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or may expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Stone Harbor's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Stone Harbor's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

There are economic costs of hedging reflected in the pricing of futures, swaps, options, and options on swaps which can be significant.
Stone Harbor is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Such failure to hedge may result in losses to the value of the Fund's investments.

The Fund intends to comply with regulations of the SEC involving "covering" or segregating assets in connection with the Fund's use of certain investment techniques, such as derivatives. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its Staff.

Portfolio Turnover Risk.    The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions.    The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or the Board, which may inhibit third parties from forcing the Fund to convert to open-end status. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See "Anti-Takeover Provisions in the Declaration of Trust" and "Risk Factors—Net Asset Value Discount Risk."

Corporate Debt Securities Risk.    Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place.

Investment and Repatriation Restriction.    Foreign investment in emerging markets issuers, including the Sovereign Debt Obligations of emerging markets countries, is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging markets countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Senior Loan Participations and Assignments Risk.    The Fund may invest in fixed and floating rate loans. Investments in floating rate commercial loans will generally be arranged through private negotiations between a corporation or other type of entity and one or more financial institutions ("Lender") Such investment is expected to be in the form of participations in, or assignment of, the loans, which may or may not be securitized ("Participations"). In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

The Fund may have difficulty disposing of Participations. In addition, some bank loans can be subject to restrictions on resale and can be less liquid than other types of securities. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Participations. The lack of a liquid secondary market for Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. During periods of limited supply of Senior Loans, the Fund's yield may be lower.

Many loans in which the Fund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans held by the Fund have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.

Junior Loan Participations and Assignments Risk.    The Fund may also invest in Junior Loans. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the Borrower's capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

Floating Rate Loan Collateral Risk.    The value of collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the Borrower, or be difficult to liquidate. As a result, the floating rate loan may not be fully collateralized and can decline significantly in value. If the Borrower of a floating rate loan defaults on the loan, access to the collateral securing the loan can be delayed or limited. In addition, a court could take action with respect to the floating rate loan adverse to the holders of the loan, such as invalidating the loan or ordering the refund of interest previously paid to the Borrower.

Bank Focus Risk.    Events that affect the banking or related industries, such as adverse regulation, can affect the agent banks administering floating rate loans and any intermediate participants positioned between the fund and the Borrower with respect to a loan participation, and may have a significant adverse affect on the Fund.

Tax Risk.    The Fund intends to elect for the 2009 taxable year to be treated and to qualify each year thereafter as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed to shareholders, provided that, for each taxable year, the Fund distributes to its shareholders an amount equal to or exceeding 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund's current or accumulated earnings and profits. See "U.S. Federal Income Tax Matters."

Inflation Risk.    Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the actual value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Common Stock Risk.    In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Net Asset Value Discount Risk.    Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a "discount." The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their net asset value. Immediately following this offering, the net asset value of the Fund's Common Shares will be reduced by offering costs paid by the Fund, creating an increased risk that the Common Shares will trade at a discount to their net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation. See "Description of Shares."

Liquidity Risk.    Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Stone Harbor or at prices approximating the value at which the Fund is carrying the securities for purposes of computing its net asset value. Where registration is required to sell a security, a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Temporary Defensive Strategies Risk.    When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

Distributions

The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding Borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance of the Fund. The Fund's final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed net investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). See "U.S. Federal Income Tax Matters." This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 60 days after the completion of this offering and paid approximately 90 days after the completion of the offering, depending on market conditions. See "Distributions." The initial distributions may consist primarily of a return of capital if the Fund is delayed in investing the proceeds of this offering.

ALPS intends to apply to the SEC, on behalf of the Fund, for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the Fund's request for such exemptive order. However, if the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, the Investment Manager does not believe that the distribution policy, as set forth above, will otherwise be adversely affected.

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue, if ever. See "Distributions."

Dividend Reinvestment
Plan	Unless a Common Shareholder elects otherwise, the Common Shareholder's distributions will be reinvested in additional Common Shares under the Fund's dividend reinvestment plan. Common Shareholders who elect not to participate in the Fund's dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Plan."
Custodian and Transfer Agent	serves as the Fund's custodian and transfer agent. See "Custodian and Transfer Agent."

SUMMARY OF FUND EXPENSES

        The following table assumes that the Fund issues approximately            Common Shares, assumes Borrowings and/or the issuance of Preferred Shares in an aggregate amount equal to 33 1/3% of the Fund's total assets, and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote (6) shows Annual Expenses assuming no use of Borrowings or Preferred Shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)		%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment and Cash Purchase Plan fees	None	(2)

Percentage of Net Assets Attributable to Common Shares(6)
Annual Expenses
Investment advisory fees		%(3)
Administration fees		%(4)
Interest payments on borrowed funds		%(5)
Other expenses(7)		%
Total annual Fund operating expenses		%

    (1)
    Total offering expenses in connection with the Common Shares are estimated to be $            , which represents $0.05 per Common Share. ALPS and Stone Harbor have also agreed to share payment of those offering expenses of the Fund (other than the sales load) that exceed $0.05 per Common Share (0.20% of the offering price). To the extent that aggregate offering expenses are less than $0.05 per Common Share, the Fund will pay up to 0.10% of the amount of the offering up to such expense limit to ALPS Distributors, Inc., an affiliate of ALPS, as compensation for the distribution services it provides to the Fund. See "Underwriting." ALPS and Stone Harbor have agreed to pay all the Fund's organizational expenses.

      Offering expenses borne by Common Shareholders will result in a reduction of capital of the Fund attributable to the Common Shares.

    (2)
    There will be no brokerage charges with respect to Common Shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan administrator to sell your Common Shares held in a dividend reinvestment account.

    (3)
    The Investment Advisory Agreement between the Fund and the Investment Manager obligates the Fund to pay the Investment Manager an annual investment advisory fee equal to            % of the average daily total assets of the Fund including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding.

    (4)
    The Administration Agreement between the Fund and ALPS obligates the Fund to pay ALPS an administration fee of            % of the average daily total assets of the Fund, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding, for providing administration, bookkeeping and pricing services to the Fund. ALPS serves as sponsor to the Fund, and the Fund considers ALPS to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund.

    (5)
    Assumes the Fund (i) utilizes leverage through Borrowings and/or the issuance of Preferred Shares in an aggregate amount of 33 1/3% of the Fund's total assets and (ii) the annual interest rate or dividend rate on the amount borrowed is            %. Borrowings may be higher consistent with SEC and Staff interpretations, which may increase related expenses.

    (6)
    The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets but, unlike the table above, assumes that the Fund has not utilized any such leverage. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Investment Advisory Fees		%
Administration Fees		%
Other Expenses(7)		%
Total Annual Fund Operating Expenses		%(1)
    (7)
    "Other Expenses" are based on estimated amounts for the current fiscal year.

      ALPS will pay all expenses incurred by the Fund except organizational costs (to be paid by both ALPS and Stone Harbor) and offering expenses in excess of $0.05 per Common Share (to be paid by both ALPS and Stone Harbor), advisory fees, Trustees' fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, interest on Preferred Shares, insurance expenses, custody expenses, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses.

        The purpose of the above tables is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately            Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets. See "Management of the Fund."

Example

        The following example illustrates the expenses (including the sales load of $            and estimated expenses of this offering of $            that you would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of            % of net assets attributable to Common Shares (which assumes the Fund's use of leverage through Borrowings and/or the issuance of Preferred Shares in an aggregate amount equal to 33 1/3% of the Fund's total assets)) and (ii) a 5% annual return:*

*
The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

 THE FUND

        The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated September 14, 2009, which became effective upon filing with the Secretary of State of Delaware on September 14, 2009. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 and its telephone number is (866) 699-8158 (toll-free).

USE OF PROCEEDS

        The net proceeds of this offering of Common Shares will be approximately $             ($            if the underwriters exercise the overallotment option in full) after payment of the sales load, and organizational and offering expenses (other than the sales load) expected to be approximately $            per Common Share. The Investment Manager and the Administrator have agreed to pay all organizational expenses of the Fund and to pay offering expenses of the Fund (exclusive of the sales load) that exceed $0.05 per Common Share.

        The net proceeds of the offering will be invested in accordance with the Fund's investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending such investment, the Fund will invest its assets in money market and short-term debt securities or shares of money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund's net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested. If the Fund is delayed in investing the proceeds of this offering, the first planned distribution could consist principally of a return of capital.

INVESTMENT OBJECTIVES AND POLICIES

        The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of total return. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are nonfundamental, and may be changed without shareholder approval.

        The Fund will seek to achieve its investment objectives by investing primarily in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments and financial institutions. The debt securities in which the fund invests will include high yield debt securities, investment grade debt securities, emerging markets debt securities and bank loans.

        Debt Securities.    Debt securities represent an obligation of another party to pay the holder of the security. Debt securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. The Fund may invest in securities of any credit rating (including unrated securities) and may invest without limit in higher risk, below-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds." See "Risk Factors—High Yield Debt Securities Risk."

        High Yield Debt Securities.    High Yield Debt Securities include fixed income securities and other instruments rated below investment grade (or, if unrated, of equivalent quality as determined by the Investment Manager). These types of securities and instruments are commonly referred to as "high yield" securities or "junk bonds" and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and foreign issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets. The Fund may invest in High Yield Debt Securities of any credit rating (including unrated securities).

        Investment Grade Debt Securities.    Investment Grade Debt Securities include fixed income securities and other instruments (including derivatives) rated investment grade (or, if unrated, of equivalent quality as determined by the Investment Manager). These types of securities are generally rated in one of the top four rating categories (i.e., BBB/Baa or higher) by one or more NRSRO at the time the Fund acquires the security. These securities may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and foreign issuers. These securities may also include certain TALF-Eligible ABS, which may be ABS backed by auto loans and leases ("auto ABS"), credit card loans ("credit card ABS"), small business loans ("small business loan ABS"), ABS backed by non-auto floorplan loans ("floorplan loan ABS"), ABS backed by student loans ("student loan ABS"), ABS backed by residential mortgage servicer advance loans ("mortgage servicer ABS"), commercial and government fleet leases and commercial loans secured by vehicles and the related fleet leases of such vehicles to rental car companies ("fleet ABS"), securities backed by insurance premium finance loans ("insurance premium finance ABS") and equipment loans and leases ("equipment ABS")

        To the extent it is able to do so, the Fund may receive loans ("TALF Loans") from the FRBNY through the TALF with respect to its purchase(s) of TALF-Eligible ABS.

        TALF Loans are generally available only with respect to collateral that:

  •
  is U.S. dollar-denominated cash (not synthetic) ABS;

  •
  has a credit rating in the highest long-term or short-term investment-grade rating category from the required number (generally two or more) of the major nationally recognized statistical rating organizations (which as of the date of this prospectus includes Fitch Ratings, Moody's Investors Service and Standard & Poor's in the case of non-CMBS collateral; or Fitch Ratings, Moody's Investors Service, Standard & Poor's, DBRS, Inc. and Realpoint, LLC in the case of CMBS collateral, but may be changed in the discretion of the FRBNY) and does not have a credit rating below the highest investment-grade rating category from one of the FRBNY's aforementioned approved rating organizations (small business loan ABS that are (or for which all underlying credit exposures are) fully guaranteed as to principal and interest by the full faith and credit of the U.S. government are not required to meet the credit rating requirements described above);

  •
  in most cases, at least ninety-five percent (95%) of the dollar amount of the credit exposures underlying the ABS must be exposures to U.S.-domiciled obligors and the underlying collateral cannot itself be an ABS (i.e., resecuritizations are not eligible collateral under TALF) or have been originated by the borrower or any of its affiliates; and

  •
  was issued on or after January 1, 2009 (with limited exceptions) with at least eighty-five percent (85%) of the underlying collateral being originated on or after specified dates that depend upon the assets underlying the ABS (e.g., auto loans, credit card receivables, etc.).

        Emerging Markets Debt Securities.    Emerging Markets Debt Securities include fixed income securities and other instruments (including derivatives) that economically are tied to countries with emerging securities markets or whose performance is linked to those markets, economies, or ability to repay loans. Emerging Markets Debt Securities may be denominated in foreign currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country's securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Debt Securities also include securities or other instruments whose return is based on the return of emerging securities markets or securities tied economically to those markets, including derivative instruments and instruments created to hedge or gain exposure to these markets.

        The Investment Manager has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. It is anticipated that the Fund will focus most of its Emerging Markets Debt Securities investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe.

        Emerging Market Countries.    The Fund expects that its investments in Emerging Markets Debt Securities will be made primarily, but not exclusively, in some or all of the following emerging markets countries:

Algeria	Greece	Moldova	Slovenia
Argentina	Hong Kong	Morocco	South Africa
Azerbaijan	Hungary	Nicaragua	Taiwan
Brazil	India	Nigeria	Thailand
Bulgaria	Indonesia	Pakistan	Trinidad & Tobago
Chile	Israel	Panama	Tunisia
China	Ivory Coast	Paraguay	Turkey
Colombia	Jamaica	Peru	Turkmenistan
Costa Rica	Jordan	Philippines	Ukraine
Croatia	Kazakhstan	Poland	Uruguay
Czech Republic	Kenya	Portugal	Uzbekistan
Dominican Republic	Korea	Romania	Venezuela
Ecuador	Latvia	Russia	Vietnam
Egypt	Lebanon	Saudi Arabia	Yugoslavia
Estonia	Lithuania	Singapore	Zaire
Gabon	Malaysia	Slovakia	Zimbabwe
Ghana	Mexico

        Bank Loans.    The Fund may also invest in Senior Loans of domestic and foreign business entities. Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semi-annually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder's portion of the loan. While Senior Loans are collateralized and senior to an issuer's other debt securities, the Fund may invest in Junior Loans as well. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the Borrower. Some bank loans can be subject to restrictions on resale and can be less liquid than other types of securities. The Fund may also invest in fixed rate loans, which, except for the constant interest rate, are generally structured similarly to floating rate loans.

        ABS.    ABS and MBS (including both RMBS and CMBS), are securities representing an interest in an underlying pool of debt securities back by various types of loans, generally collateralized with the asset(s) related to such loans. The holders of ABS and MBS generally receive income based on payments of principal and interest by the borrowers on the loans underlying the ABS or MBS.

        Other Investments.    The Fund may also invest in, among other things, depositary receipts, mortgage-related securities (including transferable private issuer mortgage-backed securities), non-publicly traded securities and Rule 144A securities, payment-in-kind bonds, securities issued by supranational organizations, sovereign debt securities, corporate debt securities, structured notes, inflation-protected and other index-linked securities, interest-only securities, step-up securities zero coupon bonds, and derivatives related to these types of securities. The Fund may use derivatives to a significant extent.

Leverage

        The Fund may use leverage through borrowing, defined as the receipt of loans from financial institutions (including TALF Loans), amounts borrowed using reverse repurchase agreements, the Fund's issuance of commercial paper, or other forms of debt securities (collectively, "Borrowings"), and possibly through the use of Preferred Shares, in an aggregate amount of up to approximately 33 1/3% of the Fund's total assets immediately after such Borrowings and/or issuances.

        In addition, in reliance on positions taken by the Securities and Exchange Commission ("SEC") and its staff (the "Staff"), the Fund may borrow money and otherwise engage in investment management techniques which provide leverage, including, but not limited to, reverse repurchase agreements and TALF Loans, but which are not subject to the foregoing 33 1/3% limitation, e.g., if the Fund has earmarked, or placed in a segregated account, cash or liquid securities equal to the Fund's obligations in respect of such techniques. See "Investment Objectives and Policies—Other Investments—Reverse Repurchase Agreement Transactions."

        It is possible that following such Borrowings and/or issuances, the assets of the Fund will decline due to market conditions such that this 33 1/3% or other permitted threshold will be exceeded. In that case, the leverage risk to holders of Common Shares ("Common Shareholders") will increase. See "Risk Factors—General Leverage Risk."

        Borrowings may be recourse or non-recourse, as described in further detail below.

        Under normal market conditions, the Investment Manager intends for the Fund to borrow or utilize leverage (principally through borrowing from certain financial institutions and the use of reverse repurchase agreements) in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed). Currently, the Fund has no intention to issue Preferred Shares.

Conversion or Liquidation

        On or about the tenth anniversary of the Fund's launch, the Fund's Board will consider whether to seek shareholder approval to convert to an open-end management investment company, or to liquidate the Fund and distribute all net assets to shareholders.

Investment Strategy

        The Fund seeks to identify securities or other assets that represent attractive returns relative to other comparable investment opportunities. Investment Manager believes that it has substantial experience in identifying undervalued situations across a broad range of asset categories, industries and markets.

        Asset Allocation.    In selecting investments for the Fund, the Fund's Investment Manager uses a combination of quantitative models which seek to measure the relative risks and opportunities of each market sector based upon economic, market, political, currency and technical data and its own assessment of economic and market conditions to create an optimal risk/return allocation of the Fund's assets among various sectors of the fixed income market.

        After the Investment Manager makes its sector allocations, the Investment Manager uses traditional credit analysis to identify individual securities for the Fund's portfolio.

        In selecting corporate debt for investment, the Investment Manager considers the issuer's financial condition, sensitivity to economic conditions and trends, operating history, and experience and track record of management. In selecting foreign government debt for investment, the Investment Manager considers the government's economic and political conditions within the government's country, overall and external debt levels and debt service ratios, access to capital markets, and debt service payment history. In selecting U.S. government obligations, the Investment Manager considers yield curve shifts and credit quality. In considering agency obligations or securitized investments such as asset-backed securities or mortgage-backed securities, the Investment Manager considers yield curve shifts, credit quality, and changing prepayment patterns.

        High Yield and Investment Grade Debt Securities.    High Yield and Investment Grade Debt Security selection is driven by the Investment Manager's economic view, industry outlook and credit analysis. The Investment Manager then selects those individual securities that it believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Investment Manager generally allocates the Fund's investments across a broad range of issuers and industries, which can help to reduce risk.

        In evaluating the issuer's creditworthiness, the Investment Manager uses fundamental analysis and may consider, among other things, the following factors:

  •
  The strength of the issuer's financial resources and sensitivity to economic conditions and trends;

  •
  The issuer's operating history; and

  •
  The experience and track record of the issuer's management.

        Emerging Markets Debt Securities.    In selecting Emerging Market Debt Securities, the Investment Manager uses a "top-down" approach and allocates the Fund's investments among various emerging market countries. In allocating among different countries, the following are some of the factors the Investment Manager may consider:

  •
  Currency, inflation, and interest rate trends;

  •
  Growth rate forecasts;

  •
  Liquidity of a country's debt markets;

  •
  Fiscal policies;

  •
  Political outlook; and

  •
  Tax environment.

        The Investment Manager then selects those individual securities that the Investment Manager believes to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented. The Investment Manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

        Bank Loans.    In selecting Senior Loans and Junior Loans, the Investment Manager seeks investments it believes exhibit stable or improving credit fundamentals and are typically secured by specific collateral or assets of the Borrower.

        Defensive Measures.    When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not seek to achieve its investment objectives.

        Leverage.    The Investment Manager may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions, the availability of relatively attractive investment opportunities not requiring leverage, and the costs that the Fund would incur as a result of leverage.

        Maturity and Duration.    The Fund normally maintains an average portfolio duration of between 3 and 7 years. However, the Fund's average duration may be outside this range, and the Fund may invest in securities of any duration and maturity. Duration is an approximate measure of the sensitivity of a fixed income security to interest rate risk. Securities with higher durations are generally more sensitive to this risk.

Portfolio Composition

        The Fund may invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which they may engage, and each of the Fund may invest in instruments and securities and engage in strategies other than those listed below.

        Sovereign Debt Obligations.    Sovereign debt obligations are obligations of governmental issuers in emerging markets countries ("Sovereign Debt Obligations"). Sovereign Debt Obligations include (i) debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions, (ii) debt securities issued by government owned, controlled or sponsored entities, (iii) interests in entities organized and operated for the purposes of restructuring the investment characteristics of instruments issued by any of the above issuers or (iv) participation in loans between emerging markets governments and financial institutions. See "Loan Participations and Assignments" below.

        Corporate Debt Obligations.    The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

        Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund's investments in corporate debt securities may include, but are not limited to, fixed rate, floating rate, zero coupon and inflation linked bonds and notes. The Fund may invest in convertible bonds and warrant structures, which are fixed income securities with imbedded warrants that are exercisable into other debt or equity securities. Upon conversion of such securities into equity securities, the equity securities will be sold.

        Loan Participations and Assignments.    The Fund may invest in senior floating rate loans ("Senior Loans") of domestic and foreign business entities ("Borrowers"). Floating rate loans are debt instruments issued by companies or other entities with interest rates that reset periodically (typically daily, monthly, quarterly, or semi-annually, based on a base lending rate such as the London Interbank Bank Offered Rate (LIBOR), plus a premium). Floating rate loans are typically structured and administered by a third party that acts as agent for the lenders participating in the floating rate loan. Floating rate loans can be acquired directly through the agent, by assignment from a third party holder of the loan, or as a participation interest in a third party holder's portion of the loan. While Senior Loans are collateralized and senior to an issuer's other debt securities, the Fund may invest in other loans that hold a lower place in the Borrower's capital structure, including unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"). If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the Borrower. Some bank loans can be subject to restrictions on resale and can be less liquid than other types of securities. The Fund may also invest in fixed rate loans, which, except for the constant interest rate, are generally structured similarly to floating rate loans. The Fund may also invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions.

        Forward Foreign Currency Exchange Contracts.    The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for purposes of gaining exposure to the currency of an emerging markets country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. A non-deliverable currency forward contract is a short-term forward contract on a foreign currency where the profit and loss is the difference between a specified exchange rate and the spot rate at the time of settlement. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

        At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

        By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

        The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

        Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund's assets from time to time, and investors should be aware of the costs of currency conversion. Although foreign currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

        The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company.

        Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

        Derivatives—Generally.    The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the Commodity Futures Trading Commission ("CFTC"); however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ("OTC") put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

        Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund's income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Investment Manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's portfolio securities.

        Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Investment Manager determines that they are consistent with the Fund's investment objective and policies and applicable regulatory requirements. The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

        Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Manager monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund's net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

        Currency Transactions.    The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

        Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Interest Rate and Equity Swaps and Related Transactions."

        The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. For example, the Fund may do this if the Investment Manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

        The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars.

        If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

        Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

        Futures Contracts.    Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Investment Manager expects that its futures transactions will generally include transactions (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. The Fund will designate assets with respect to futures contracts and options thereon as described below under "Use of Segregated and Other Special Accounts."

        Interest Rate Futures Contracts.    The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Investment Manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

        The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

        Options.    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options.

        In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write "covered" put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is "covered" so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is "covered" if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

        By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund's acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

        The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

        Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

        OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "counterparties" and individually referred to as a "counterparty") through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

        Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Investment Manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met.

        If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

        The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

        The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

        The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

        Options on Stocks and Stock Indices.    The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

        If the Investment Manager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

        Options on Currencies.    The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in "Currency Transactions."

        Options on Futures Contracts.    The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

        The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

        Interest Rate and Equity Swaps and Related Transactions.    The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

        The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap.

        The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

        As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

        The liquidity of swap agreements will be determined by the Investment Manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

        There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the Investment Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

        Credit Default Swaps.    The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

        In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

        Indexed Securities.    The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency- indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

        Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

        Losses resulting from the use of derivatives will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

        Combined Transactions.    The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Investment Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's investment objective.

        Use of Segregated and Other Special Accounts.    Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.

        The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

        Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

        Swaps.    The Fund may enter into swap transactions, such as interest rate swaps, cross currency swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, debt indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a debt index for the return generated by a second debt index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

        The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

        The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Investment Manager believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may enter into over-the-counter derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Investment Manager in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA by S&P or Aa by Moody's.

        Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

        Options on Swaps.    The Fund may engage in options on swaps for hedging purposes to manage and mitigate the credit and interest rate risks. A swap option is a contract that gives a Counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate, and (iv) Counterparty risk.

        Zero Coupon Securities, Pay-In-Kind Bonds, and Deferred Payment Securities.    The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

        Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund's limitation on investments in illiquid securities.

        Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

        Yankee Dollar Obligations, Eurobonds, Global Bonds.    Certain debt securities purchased by the Fund may take the forms of Yankee dollar obligations, Eurobonds or global bonds. Yankee dollar obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign issuers, such as corporations and banks. A Eurobond is a bond issued in a currency other than the currency of the country or market in which it is issued. Global bonds are bonds that can be offered within multiple markets simultaneously. Unlike Eurobonds, global bonds can be issued in the local currency of the country of issuance.

        Repurchase Agreements.    The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Manager under guidelines approved by the Fund's Board. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein.

        Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of emerging markets countries, the U.S. government and their agencies or instrumentalities) may have maturity dates exceeding one year.

        Reverse Repurchase Agreements.    The Fund may borrow, to the extent permitted by the 1940 Act, through entering into reverse repurchase agreements, under which, the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such agreements are considered to be borrowings under the 1940 Act unless the Fund designates on its books and records an amount of assets equal to the amount of the Fund's obligations under the reverse repurchase agreements. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

        Dollar Roll Transactions.    The Fund may borrow, to the extent permitted by the 1940 Act, through entering into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

        Asset-Backed Securities.    ABS are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default. See "Term Asset-Backed Securities Loan Facility" with respect to TALF-Eligible ABS.

        Mortgage-Backed Securities.    Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

        The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

        The Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") also serve as governmental guarantors of mortgage-related securities. FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

        Until recently, FNMA and FHLMC were "government-related" guarantors: government-sponsored corporations owned entirely by private stockholders. Both issued mortgage-related securities that contained guarantees as to timely payment of interest and principal but were not backed by the full faith and credit of the United States government. However, the value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities' stock. More recently, in September 2008, the U.S. Treasury Department announced that the U.S. government would be taking over the FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies' debt and equity securities is unclear.

        Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

        Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

        Collateralized Mortgage Obligations ("CMOs").    A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

        CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Commercial Mortgage-Backed Securities.    CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

        Other Mortgage-Related Securities.    Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

        CMO Residuals.    CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only ("IO") class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

        CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

        Adjustable Rate Mortgage-Backed Securities.    Adjustable rate mortgage-backed securities ("ARMBSs") have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

        Stripped Mortgage-Backed Securities ("SMBS").    SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

        Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

        Collateralized Debt Obligations.    The Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

        For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

        The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

        Auto Loan ABS.    The Fund may invest in prime retail lease, prime retail loan, subprime retail loan, dealer floorplan, and RV/motorcycle ABS. Auto loan ABS are based on the cash flow of customer (or dealer) payments from a particular pool of auto loans. Consequently, holders of such ABS are affected by payments, defaults and losses on the underlying receivables.

        Student Loan ABS.    Students often finance their education through private or federally guaranteed loans. In general, student loans are partially guaranteed by the applicable guarantor and, with respect to federally guaranteed loans, reinsured by the U.S. Department of Education. Interest and principal payments are generally made on a quarterly basis in accordance with predetermined formulas.

        Credit Card ABS.    The Fund may invest in credit card ABS, which generally entitles the holders thereof to receive payments that depend on the cash flow from balances outstanding under prime or subprime revolving consumer or corporate credit card accounts. Credit card ABS are structured so as to mimic the cash flow of a typical bond, but the timing of the cash flow is usually not guaranteed. As the cardholders pay on their accounts monthly, the money is used to fund additional receivables during the revolving period and paid out to holders of the securities, including the Fund, at maturity.

        Small Business Loan ABS.    The Fund may invest in small business loan ABS consisting of Development Company Participation Certificates and SBA Pool Certificates backed by small business loans fully guaranteed as to principal and interest by the Small Business Administration ("SBA"). Interest and principal payments are made on a periodic basis in accordance with predetermined formulas.

        Equipment ABS and Fleet ABS.    The Fund may invest in ABS consisting of equipment contracts secured by the underlying equipment.

        Floorplan Loan ABS.    The Fund may invest in ABS backed by dealer inventory loans and floorplan loans secured by the products being financed, which may include, among other things, small or heavy equipment, recreational vehicles, appliances and manufactured housing. The loans are retired as the products are sold.

        Mortgage Servicer Advance ABS.    The Fund may invest in ABS comprised of the aggregated reimbursement rights of securitized residential mortgage loan servicers that have made principal and interest advances under the related servicing agreements.

        Premium Finance ABS.    The Fund may invest in ABS backed by premium finance loans, which are typically installment loans made to buyers of property and casualty insurance policies. The loan proceeds are used by a borrower to pay a portion of the premium payable to the insurance company pursuant to the insurance policy. Financed insurance policies commonly (i) are for a term of one year or less, (ii) require the full premium to be paid at or near inception of the policy period and (iii) provide for a return of the unearned portion of the premium of the financed insurance policy to the insured if the related insurance policy is canceled early.

        Other Asset-Backed Securities.    The Fund expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

        Consistent with the Fund's investment objectives and policies, the Fund also may invest in other types of asset-backed securities. Payment of interest and repayment of principal on these asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return.

        Bank Loans.    The Fund may invest in bank loans, which may include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower's capital structure, may be secured by the borrower's assets and have interest rates that reset frequently. These loans generally will not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund's investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and thus bank loans are subject to interest rate risk. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender's portion of the senior loan. For additional information, please see "Loan Participations and Assignments" below.

        Bank Obligations.    Bank obligations that may be purchased by the Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker's acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by foreign banks and foreign branches of U.S. banks are subject to many of the risks of investing in foreign securities generally.

        Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

        Equipment Trust Certificates.    Equipment trust certificates are debt certificates issued by a company in order to buy mechanical equipment, with the equipment serving as the debt's collateral.

        High Yield Debt Securities.    The Fund may invest in high yield debt securities. High yield securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund's achievement of its objective may be more dependent on the Investment Manager's own credit analysis than is the case with funds that invest in higher rated fixed income securities.

        High Yield Corporate Debt Securities.    While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for foreign high yield securities, especially those issued by emerging market countries.

        The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

        Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

        High Yield Foreign Debt Securities.    Investing in fixed and floating rate high yield foreign debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer's (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Foreign issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

        The ability of a foreign sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issues in emerging market countries.

        As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

        Firm Commitments and When-Issued Securities.    The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will designate liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

        Floating Rate and Variable Rate Instruments.    The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

        Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

        Interest-Only Securities.    Interest only securities ("Ios") are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing.

        Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal ("Pos" or "principal only class")).

        Step-Up Securities.    Step-up securities are securities which pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which may increase at stated intervals during the life of the security. Step-up securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash.

        Supranational Organizations.    The Fund may invest in debt securities issued by supranational organizations such as freely transferable promissory notes, bonds and debentures. Supranational organizations are entities designated or supported by a government or governmental entity to promote economic development, and include, among others, the Asian Development Bank, the European Communities, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the International Bank for Reconstruction and Development ("World Bank") and the European Bank for Reconstruction and Development. These organizations have no taxing authority and are dependent upon their members for payments of interest and principal. Moreover, the lending activities of such supranational entities are limited to a percentage of their total capital (including "callable capital" contributed by members at an entity's call), reserves and net income.

        U.S. Government Securities.    The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Investment Manager is satisfied that the credit risk with respect to the issuer is minimal.

        Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities.

Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) have historically been guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Therefore, the securities would generally not have been considered securities issued or guaranteed by the U.S. Treasury.

        However, as discussed under "Mortgage-Related and Other Asset-Backed Securities" above, in September 2008, the U.S. Treasury Department announced that the U.S. government would be placing FNMA and FHLMC into a conservatorship. The effect that this conservatorship will have on the companies' debt and equity securities is unclear.

        Private Placements and Restricted Securities.    The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

        Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures approved by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities." However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

        Short Sales.    The Fund may sell securities "short." A short sale is a transaction in which the Fund sells securities it owns or has the right to acquire at no added cost (i.e., "against the box") or does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. Short sales by the Fund involve certain risks and special considerations. If the Investment Manager incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.

        Convertible Securities.    The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company's capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

        Money Market Instruments.    The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

        Common Stock.    Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

        Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

        Common stocks of companies that the Investment Manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Investment Manager's assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that the Investment Manager has placed on it.

        Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Investment Manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Investment Manager's assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stocks may fall or may not approach the value that the Investment Manager has placed on it.

        Many stocks have both "growth" and "value" characteristics, and for some stocks it may be unclear which category, if any, it fits into.

        Preferred Stock.    Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

        Inflation-Protected Securities.    The Fund may invest in inflation-protected securities, which are freely transferable securities that are structured to provide protection against inflation. The principal or interest components of inflation-protected securities are adjusted periodically according to the general movements of inflation in the country of issue. U.S. Treasury Inflation Protected Securities ("U.S. TIPS") are freely transferable inflation-indexed debt securities issued by the U.S. Department of Treasury that are structured to provide protection against inflation. The U.S. Treasury Department currently uses the Consumer Price Index for Urban Consumers, non-seasonally adjusted, as its inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

        Warrants and Rights.    The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Portfolio Turnover

        Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less) in any given year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Lending of Portfolio Securities

        The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund's investment objectives so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Investment Manager deems material to the security on loan.

TERM ASSET-BACKED SECURITIES LOAN FACILITY

General Information About TALF

        The Fund may borrow from FRBNY through the TALF in an amount up to approximately 33 1/3% of its total assets (including the amount borrowed), or in greater amounts as may be permitted by interpretations of the SEC and its Staff. Currently under TALF, the FRBNY will provide three-year loans to eligible borrowers to enable them to purchase specific types of ABS that are eligible under the program (e.g., auto, credit card, small business loan, and student loan ABS). Additionally, the FRBNY will currently provide either three-year or five-year loans (at the borrower's option) under TALF, to enable borrowers to purchase certain CMBS, as well as certain student loan and small business loan ABS. The FRBNY, in its absolute discretion, may expand or eliminate asset classes eligible under TALF and the size of TALF. There can be no assurance that the FRBNY will approve any requested TALF Loan.

        The TALF program is fairly new, and as the form of the TALF program continues to evolve, the terms and conditions of the TALF program, including loans extended under TALF, may be significantly revised. To the extent the Fund uses TALF Loans as leverage, the Fund will be subject to the then-current terms of TALF, as they may be revised from time to time. The Investment Manager may consider ceasing any use of TALF Loans if it believes the terms of TALF are not beneficial to the Fund.

        TALF Loans may only be used to purchase TALF-Eligible ABS, which must be held as collateral for the TALF Loan until maturity. The Fund may borrow from the FRBNY the value of the relevant TALF-Eligible ABS purchased by the Fund, less a "haircut" established by the FRBNY expected to range from approximately 5% to 20% (but could be above or below such range), which will be funded by the Fund's capital.

        Generally, each TALF Loan will be non-recourse, meaning that upon the borrower's default, the FRBNY's remedies are limited to the asset held as collateral (in this case, the TALF-Eligible ABS purchased with the TALF Loan). However, under certain circumstances, TALF Loans may be recharacterized as full recourse loans, meaning that the lender would have rights against all assets of the borrower (in this case, any other assets held by the Fund). The Fund may, at any time prior to or upon maturity, surrender the collateral to the FRBNY in full satisfaction of any remaining outstanding principal or interest on the TALF Loan.

        Eligible collateral, for purposes of TALF, includes U.S. dollar-denominated ABS that, with some exceptions, has a credit rating in the highest long-term or short-term investment-grade rating category from two or more NRSROs designated by the FRBNY. In addition, the ABS must generally be issued on or after January 1, 2009 with at least eighty-five percent (85%) of the underlying collateral being originated on or after specified dates that depend upon the assets underlying the ABS (e.g., auto loans, credit card receivables, etc.). Eligible CMBS may have been issued before or after January 1, 2009.

        Based on current procedural requirements of TALF, the Fund may not be granted any TALF Loans. With respect to newly issued ABS and legacy CMBS, the TALF program is expected to cease making loans on March 31, 2010; with respect to newly issued CMBS, the TALF program is expected to cease making loans on June 30, 2010. The Federal Reserve Board may in the future extend either or both of these dates. The Investment Manager may, but is not required to, continue to request TALF Loans if the Federal Reserve Board so extends TALF past March 31, 2010 with respect to newly issued ABS and legacy CMBS, and June 30, 2010 with respect to newly issued CMBS.

Risks related to the Term Asset-Backed Securities Loan Facility

        General.    Although the Fund intends to participate in TALF, there is no assurance that the Fund will be, or continue to be, an eligible borrower or that it will be able to acquire eligible collateral to enable it to participate. Since the FRBNY is not committed to provide any loan under TALF, the FRBNY could refuse to fund a loan related to an ABS that the Fund has committed to purchase, which could result in material losses to the Fund.

        Possibility of Full Recourse to the Fund.    Although TALF Loans are generally intended to be non-recourse to the borrower, the non-recourse feature of the loan will become inapplicable if the borrower was not an eligible borrower under TALF at the time of the loan disbursement or at any time thereafter, if the borrower breaches certain representations in the "Master Loan and Security Agreement" (including as to eligibility of the collateral at the time the loan was made), if ABS payments are erroneously credited to the borrower's account and are subsequently reversed by the ABS issuer (with recourse limited to misapplied payments), or if the borrower fails to comply with the collateral surrender requirements under the Master Loan Agreement on or prior to the maturity date of the related TALF Loan. In such circumstances, the Fund would be obligated to repay the loan and the FRBNY would have recourse to the assets of the Fund, which may lead to material losses for the Fund. In addition, if any of the recourse provisions have been triggered, a 2% per annum interest premium would be added to unpaid loan amounts.

        TALF Details Subject to Amendment.    The terms and conditions of TALF, including asset and borrower eligibility, could be changed at any time. Any such modifications may adversely affect the market value of any of our assets financed through TALF or our ability to obtain additional TALF Loans. If TALF is prematurely discontinued or reduced while our assets financed through TALF are still outstanding, there may be no market for these assets and the market value of these assets would be adversely affected.

        Risk of Governmental Regulation of TALF Participants.    Governmental authorities could impose additional regulations or taxes on borrowers under the TALF program. Any such regulations or taxes could impose substantial costs on the Fund which could result in reduced returns or losses.

 EFFECTS OF LEVERAGE

        Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the dividend rates on any Preferred Shares issued by the Fund may adversely affect the return to the Common Shareholders. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced and may not satisfy the level dividend rate distribution policy set by the Board.

        During periods in which the Fund is using leverage, the fees paid to Stone Harbor for investment advisory services and to ALPS for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from Borrowings and/or the issuance of Preferred Shares, which may create an incentive for the Investment Manager to leverage the Fund.

        Except as otherwise provided by interpretations of the SEC and its Staff, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. This means that the amount of the Fund's total indebtedness may not exceed one-third of the value of its total assets (including assets acquired with such indebtedness). In addition, the Fund is not permitted to declare any cash dividend or other distribution on any class of its capital stock (including the Common Shares), and is not permitted to purchase any of its capital stock unless, at the time of such declaration or purchase, the aggregate indebtedness of the Fund has an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be; except that dividends may be declared upon any Preferred Shares of the Fund if the Fund, at the time of such declaration (and after deducting the amount of the dividend), maintains an asset coverage with respect to its Preferred Shares of at least 200%.

        Also under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the market value of the total assets of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund's average daily total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Preferred Shares of the Fund have an asset coverage of at least 200% after deducting the amount of such dividend or other distribution, as the case may be.

        To qualify for U.S. federal income taxation as a "regulated investment company," the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

        The Fund's willingness to issue new securities for investment purposes, and the amount the Fund will issue, will depend on many factors, the most important of which are market conditions and interest rates. There is no assurance that a leveraging strategy will be successful during any period in which such strategy is employed. Unless and until the Fund issues Preferred Shares or makes Borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies.

        Assuming the utilization of leverage in the amount of 33 1/3% of the Fund's total assets, and an annual interest rate on Borrowings or dividend rate on Preferred Shares of         % payable on such leverage based on LIBOR as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is         %. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

        The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Shares of leverage in the amount of approximately 33 1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share return	)%	)%	)%	%	%

        In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies that would be viewed as potentially adding leverage to the portfolio, subject to rating agency limitations. These include the sale of credit default swap contracts and the use of other derivative instruments and, prior to the issuance of Preferred Shares, reverse repurchase agreements. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

        Subject to the preceding paragraph, unless and until the Fund issues Preferred Shares or incurs Borrowings, the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. It will not be possible to seek to achieve any potential returns from such leveraging of the Common Shares until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objectives and policies.

RISK FACTORS

        Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. You should carefully consider the risks below and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

No Operating History

        The Fund is a newly organized, non-diversified closed-end investment company with no history of operations and is subject to all of the business risks and uncertainties associated with any new business. An investment in our Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. See "—Investment and Market Risk."

Non-Diversified Status

        As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's net asset value. Notwithstanding the foregoing, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. See "U.S. Federal Income Tax Matters." To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (i) any one issuer, (ii) one or more "qualified publicly traded partnerships" (as defined in the Code) or (iii) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

Management Risk

        The Fund's ability to identify and invest in attractive opportunities is dependent upon Stone Harbor, its investment manager. Stone Harbor has been organized as a Delaware limited partnership since 2006. If one or more key individuals leaves Stone Harbor, Stone Harbor may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

        The Fund is the first closed-end fund to be managed by the Investment Manager. The Investment Manager is the adviser to an open-end fund currently in registration and is the subadviser to two other registered open-end funds.

        As with any managed fund, the Investment Manager may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds as a result.

Investment and Market Risk

        An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities and other financial assets owned by the Fund. Securities held by the Fund are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities and financial assets, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Common Shares at any point in time may be worth less than their original cost, even after taking into account any reinvestment of dividends and distributions. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

Interest Rate Risk

        Interest rate risk is the risk that investments, including fixed-rate debt securities, will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels.

        During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. Floating rate loans purchased at a premium are also subject to the risk of prepayment. Instruments subject to prepayment can offer less potential for gains when the credit quality of an issuer improves. In the case of loans purchased at a discount, prepayment may increase the potential for gains.

        During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

Credit Risk

        Credit risk is the risk that an issuer of a preferred stock or fixed-rate debt security will be unable to make dividend, interest and principal payments when due. In general, lower rated preferred stocks or fixed-rate debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred stocks or fixed-rate debt securities in the Fund's portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred stock or fixed-rate debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the preferred stocks or fixed-rate debt securities in which it invests, any default by an issuer of a preferred stock or fixed-rate debt security could have a negative impact on the Fund's ability to pay dividends on Common Shares and/or cause a decline in the value of Fund assets. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

High Yield Debt Securities Risk

        High yield securities, also known as "junk bonds," are below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. To be considered below investment grade quality, one of the major rating agencies must have rated the security below one of its top four rating categories (i.e., BBB/Baa or higher) at the time the Fund acquires the security or, if the security is unrated, the Investment Manager must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-rated debt securities, and the Fund's ability to achieve its investment objective may, to the extent the Fund invests in lower-rated securities, be more dependent upon the Investment Manager's credit analysis than would be the case if the Fund were investing in higher-rated securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their interest or principal payments or may otherwise be subject to present elements of danger with respect to payments of principal or interest.

        Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Yields on high yield securities will fluctuate. If an issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

        The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher-rated securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

Investments in Foreign Securities

        Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Manager endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

        Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. See "—Foreign Currency Considerations."

        Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

        From time to time, certain of the companies in which the Fund invests may operate in, or have dealings with, countries that become subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

        All of the above risks are generally greater with respect to foreign securities of emerging market countries. See "—Investments in Emerging Markets Countries."

Foreign Currency Risk

        The Fund is subject to the risk that those currencies will decline in value relative to the value of the U.S. dollar. The values of the currencies of the emerging markets countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund.

        The Fund will compute, and expects to distribute, its income in U.S. dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. See "Distributions" and "Dividend Reinvestment Plan." The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

        Since the Fund may invest in securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund's portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

        Currency exchange rates may be negatively impacted by rates of inflation, interest rate levels, balance of payments and governmental surpluses or deficits in the emerging markets countries in which the Fund invests. Governments that issue Sovereign Debt Obligations may engage in certain techniques to control the value of their local currencies. Such techniques include central bank intervention, imposition of regulatory controls or the imposition of taxes that may impact the exchange rates of the local currencies in which the debt securities are denominated. Emerging markets countries may also issue a new currency to replace an existing currency or may devaluate their currencies. The liquidity and market values of the Fund's investments in Emerging Markets Debt Securities may be impacted by the actions of the governments of the emerging markets countries in which the Fund invests.

        The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

        All of the above risks may be amplified with respect to currencies of emerging market countries.

Prepayment Risk

        If interest rates fall, it is possible that issuers of debt securities (and borrowers of loans underlying ABS and MBS, or Borrowers of Senior Loans and Junior Loans) with high interest rates will prepay or "call" their securities before their maturity dates. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

ABS and MBS Risk

        ABS and MBS are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. There is the possibility that recoveries on collateral underlying ABS or MBS may not, in some cases, be available to support payments on such ABS and MBS. In addition, the market for ABS and MBS has experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. These events may have an adverse effect on the Fund to the extent that it invests in ABS, MBS or other debt securities or instruments affected by the volatility in the fixed income markets.

Investments in Emerging Markets Countries

        Investing in the securities of issuers located in emerging markets countries involves special considerations not typically associated with investing in the securities of other foreign or U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

        The economies of individual emerging markets countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging markets countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

        Accordingly, government actions could have a significant effect on economic conditions in an emerging country and on market conditions, prices and yields of securities in the Fund's portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It also may be difficult to obtain and enforce a judgment in a court outside of the United States.

        In addition, the inter-relatedness of the economies in emerging markets countries has deepened over the years, with the effect that economic difficulties in one country often spread throughout a region or even among all or most emerging markets countries, an effect that may vitiate any attempt by the Fund to reduce risk through geographic diversification of its portfolio investments.

        Investments in emerging markets countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations or in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

        Investments in emerging markets countries may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

        Certain emerging markets countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Sovereign Debt Securities Risk

        Investments in emerging markets countries' government debt securities involve special risks. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

        As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

        Government obligors in emerging markets countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

        Investments in emerging markets countries' government debt securities involve currency risk. See "—Foreign Currency Risk."

Derivatives Risk

        Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualifying dividends that are subject to a lower tax rate (see discussion in "U.S. Federal Income Tax Matters" below). Derivatives involve investment exposure that may exceed the original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Fund under certain circumstances. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulations, could adversely affect the Fund's ability to terminate existing contracts or to realize amounts to be received under such contracts.

General Leverage Risk

        Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. The use of leverage by the Fund would result in additional risks to the Fund's shareholders than if leverage had not been used and can magnify the effect of any losses. If the income and gains earned on securities to which the Fund has exposure through the use of leverage are greater than the related dividend on any Preferred Shares or the Fund's costs of borrowing, the Fund's returns will be greater than if leverage had not been used. Conversely, if the income and gains from those securities do not cover the payments due in connection with the leverage used, the return will be less than if the economic leverage had not been used. The Investment Manager nevertheless may determine to continue to use leverage if it believes that the benefits to the Fund will in the long-term outweigh the potential risk of a reduced return. The expenses of an offering of Preferred Shares and/or a borrowing program will be borne by Common Shareholders and, consequently, will result in a reduction of the net asset value of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage, as the advisory fees paid will be calculated on the basis of the Fund's total assets, which includes proceeds from the issuance of Preferred Shares and/or Borrowings. In this regard, holders of Preferred Shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that Common Shareholders effectively bear the entire advisory fee. Leverage involves risks and special considerations that Common Shareholders should consider, including:

  •
  the likelihood of greater volatility of net asset value, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

  •
  when the Fund uses leverage, the fees payable to the Investment Manager will be higher than if the Fund did not use leverage;

  •
  the use of leverage may increase operating costs, which may reduce the Fund's total return; and

  •
  the effect of leverage in a declining market, which is likely to cause greater decline in the net asset value of the Common Shares than if the Fund were not leveraged. This may result in a decline in the market price of the Common Shares.

        The Fund may be required to sell assets at a loss, or at an inopportune time, in order to redeem or pay off leverage, resulting in a decrease in the net asset value of the Fund. The Investment Manager, in its discretion, will continue the Fund's use of leverage where it believes that the benefits of maintaining the leveraged position will outweigh any current reduced return to Common Shareholders.

        While the Fund may consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can, however, be no assurance that the Fund will actually reduce leverage in the future or that a reduction, if any, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to Common Shareholders as compared to a situation where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction turned out to be correct and determine not to reduce leverage.

Hedging and Leveraging Strategy Risk

        Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to additional or increased risks.

        There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Stone Harbor's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Stone Harbor's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

        There are economic costs of hedging reflected in the pricing of futures, swaps, options, and options on swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates, as is the case at present. The desirability of moderating these hedging costs will be a factor in Stone Harbor's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Investment Manager may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

        Stone Harbor is under no obligation to engage in any hedging strategies, and may, it its discretion, choose not to. Such failure to hedge may result in losses to the value of the Fund's investments.

        The Fund intends to comply with regulations of the SEC involving "covering" or segregating assets in connection with the Fund's use of derivatives including options and futures contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and the Staff.

Portfolio Turnover Risk

        The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

Anti-Takeover Provisions

        The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board. In certain circumstances, these provisions might also inhibit the ability of Common Shareholders to sell their shares at a premium over prevailing market prices. See "Anti-Takeover Provisions in the Declaration of Trust" and "—Net Asset Value Discount Risk."

Debt Securities Risk

        In addition to credit and interest rate risks, debt securities are also subject to the following risks:

  •
  Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

  •
  Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Corporate Debt Securities Risk

        Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Investment and Repatriation Restriction

        Foreign investment in emerging markets issuers, including the Sovereign Debt Obligations of emerging markets countries, is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging country debt securities and increase the costs and expenses of the Fund. Certain emerging markets countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

        Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging markets countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Senior Loan Participations and Assignments Risk

        The Fund may invest in fixed and floating rate loans. Investments in floating rate commercial loans will generally be arranged through private negotiations between a corporation or other type of entity and one or more financial institutions ("Lender") Such investment is expected to be in the form of participations in, or assignment of, the loans, which may or may not be securitized ("Participations"). In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to prevent purchasers of Participations from being subject to the credit risk of the Lender with respect to the Participation, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Manager to be creditworthy.

        The Fund may have difficulty disposing of Participations because to do so it will have to assign such securities to a third party. In addition, some bank loans can be subject to restrictions on resale and can be less liquid than other types of securities. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. During periods of limited supply of Senior Loans, the Fund's yield may be lower.

        Many loans in which the Fund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the Investment Manager will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Most Senior Loans held by the Fund have been assigned ratings below investment grade by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Investment Manager believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Investment Manager does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

Junior Loan Participations and Assignments Risk

        The Fund may also invest in Junior Loans. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the Borrower's capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

Floating Rate Loan Collateral Risk

        The value of collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the Borrower, or be difficult to liquidate. As a result, the floating rate loan may not be fully collateralized and can decline significantly in value. If the Borrower of a floating rate loan defaults on the loan, access to the collateral securing the loan can be delayed or limited. In addition, a court could take action with respect to the floating rate loan adverse to the holders of the loan, such as invalidating the loan or ordering the refund of interest previously paid to the Borrower.

Bank Focus Risk

        Events that affect the banking or related industries, such as adverse regulation, can affect the agent banks administering floating rate loans and any intermediate participants positioned between the fund and the Borrower with respect to a loan participation, and may have a significant adverse affect on the Fund.

Tax Risk

        The Fund intends to elect for the 2009 taxable year to be treated and to qualify each year thereafter as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed to shareholders, provided that, for each taxable year, the

Fund distributes to its shareholders an amount equal to or exceeding 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement as long as such gains are derived with respect to the business of investing in such currencies. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Fund's foreign currency gains as non-qualifying income, thereby jeopardizing the Fund's status as a regulated investment company for all years to which the regulations are applicable. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund's current or accumulated earnings and profits. See "U.S. Federal Income Tax Matters."

Inflation Risk

        Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the actual value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares of the Fund would likely increase, which would tend to further reduce returns to Common Shareholders.

Common Stock Risk

        In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Net Asset Value Discount Risk

        Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a "discount." The Fund cannot predict whether, or to what extent, its Common Shares will trade at a discount to their net asset value. Immediately following this offering, the net asset value of the Fund's Common Shares will be reduced by offering costs paid by the Fund, creating an increased risk that the Common Shares will trade at a discount to their net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor's investment objectives and personal situation. See "Description of Shares."

Liquidity Risk

        Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Stone Harbor or at prices approximating the value at which the Fund is carrying the securities for purposes of computing its net asset value. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Convertible Securities Risk

        Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives or on its net asset value.

Preferred Securities Risk

        In addition to credit risk, investment in preferred securities carries certain risks including:

  •
  Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferred securities also contain provisions that allow an issuer, under certain conditions to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

  •
  Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return.

  •
  Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

  •
  Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

  •
  Liquidity—Preferred securities may be substantially less liquid than many other securities.

Repurchase Agreements Risk

        While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described below, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements and Dollar Rolls Risk

        The Fund's use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the Fund's use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. Further, there is a risk that the buyer of the securities sold by the Fund may not deliver them at the time that the Fund seeks to repurchase.

        If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into repurchase agreements or dollar rolls, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund's net asset value will decline, and, in some cases, the Fund may be in a less advantageous position than if it had not used such instruments.

Securities Lending Risk

        There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater with respect to foreign securities. However, loans will be made only to borrowers deemed by the Investment Manager to be creditworthy and when, in the judgment of the Investment Manager, the income that can be earned from such securities loans justifies the attendant risk. The Investment Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Preferred Share Risk

        If the Fund issues Preferred Shares, the net asset value and market value of the Common Shares will be more volatile, and the yield to the Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the Preferred Shares. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the Common

Shareholders of issuing Preferred Shares would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the Common Shareholders than if the Fund had not issued Preferred Shares. Because the Emerging Markets Debt Securities will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this risk is present even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and the Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any Preferred Shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of Preferred Shares will result in a higher yield or return to the holders of the Fund's Common Shares.

        Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by the holders of the Fund's Common Shares. Therefore, if the market value of the Fund's portfolio declines, the leverage obtained through the issuance of Preferred Shares will result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not leveraged which may cause a greater decline in the market price for the Common Shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the Preferred Shares, as required under the 1940 Act, or of losing its ratings on the Preferred Shares. In addition, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the Common Shareholders.

        In addition, if the Fund issues Preferred Shares, the Fund would seek a credit rating on the Preferred Shares from one or more nationally recognized statistical rating organizations. The Fund intends that, as long as any Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although, at this time, no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating for any Preferred Shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the Preferred Shares. No assurance can be given that the guidelines actually imposed with respect to Preferred Shares by such rating agencies will be more or less restrictive than as described in this prospectus. Such restrictions may adversely affect the Investment Manager's ability to manage the Fund's portfolio in a manner consistent with the Fund's investment strategy, which may, in turn, frustrate the Fund's investment objectives.

        The use of leverage involves risks discussed further under "—General Leverage Risk." For example, when leverage is employed, the net asset value and market price of the Fund's Common Shares will be more volatile. In addition, the amount of the fees paid to the Investment Manager for investment advisory services and to the Administrator for administrative and pricing services will be higher than if the Fund did not use leverage because the fees will be calculated based on the value of the Fund's total assets, which includes the proceeds from leverage, which may create a conflict of interest between the Investment Manager and the shareholders.

Warrants Risk

        The Fund may invest in warrants. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security.

Zero Coupon Securities

        Certain debt securities purchased by the Fund may take the form of zero coupon securities. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current U.S. federal income tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Inflation Linked Bonds Risk

        While these bonds provide protection against inflation, these bonds generally offer a lower yield than non-inflation linked bonds.

Yankee Dollar Obligations, Eurobonds and Global Bonds Risk

        Yankee dollar obligations, Eurobonds and global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of the currency in which the securities are denominated, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. See "—Sovereign Debt Securities Risk" and "—Investments in Foreign Securities."

Income Risk

        The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings and Common Shareholder's income distributions from the Fund could drop as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Deflation Risk

        Deflation risk is the risk that the Fund's dividends may be reduced in the future if earnings power is reduced and results in lower distributions on these assets owned by the Fund or possibly the redemption of such assets by their issuer.

Temporary Defensive Strategies Risk

        When the Investment Manager anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

MANAGEMENT OF THE FUND

Trustees and Officers

        The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Stone Harbor. There are currently            trustees of the Fund.            of the trustees are "interested persons" (as defined in the 1940 Act) of the Fund. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information.

Investment Manager

        Stone Harbor serves as the investment manager of the Fund. Subject to the general supervision of the Board, Stone Harbor is responsible for making investment decisions for the Fund. Stone Harbor was established in 2006 and provides investment advisory services to clients located throughout the world. Stone Harbor's principal address is 31 West 52nd Street, 16th Floor, New York, New York 10019. As of August 31, 2009, Stone Harbor managed approximately $17.8 billion of assets. Stone Harbor is 100% employee owned.

        Stone Harbor will receive for it services an annual fee, payable monthly, in an amount equal to            % of the Fund's average daily total assets, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund's total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to the Investment Manager will be            % of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

        A discussion regarding the basis for the Board's approval of the Advisory Agreement will be included in the Fund's first Semi-Annual Report to Shareholders for the period ending              .

Portfolio Managers

        The portfolio managers are primarily responsible for making day-to-day investment decisions for the Fund. Each of the persons listed below will serve as a portfolio manager beginning with the Fund's inception. Although each of the portfolio managers reports to Peter J. Wilby, Chief Investment Officer of Stone Harbor, each manager shares equal portfolio management responsibility for the Fund. More information about each manager's compensation, other accounts managed by each manager, and each manager's ownership of securities in each Fund is included in the Statement of Additional Information.

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS' BUSINESS EXPERIENCE
Peter J. Wilby, CFA, Chief Investment Officer		Co-portfolio manager of Fund; Since April 1, 2006, Chief Investment Officer of Stone Harbor; Prior to April 1, 2006, Chief Investment Officer—North American Fixed Income and senior portfolio manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management; Joined Citigroup or its predecessor firms in 1989.

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS' BUSINESS EXPERIENCE
Beth A. Semmel, CFA, Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director, Senior Portfolio Manager and Senior Trader for all high yield securities portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1993.

Pablo Cisilino, Portfolio Manager

Co-portfolio manager of Fund; Since July 1, 2006, Portfolio Manager of Stone Harbor; From June 1, 2004 to July 1, 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; Prior to June 1, 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; Joined Goldman Sachs in 1994.

James E. Craige, CFA, Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.

Thomas K. Flanagan, CFA, Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991.

David Oliver, Portfolio Manager

Co-portfolio manager of Fund; Since June 1, 2008, Portfolio Manager of Stone Harbor; Prior to June 1, 2008 Managing Director in emerging market sales and trading at Citigroup; Joined Citigroup in 1986.

Roger M. Lavan, CFA, Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director, Senior Portfolio Manager and Senior Trader for investment grade securities portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1990.

PORTFOLIO MANAGER, TITLE	LENGTH OF SERVICE	PAST 5 YEARS' BUSINESS EXPERIENCE
David A. Torchia, Portfolio Manager

Co-portfolio manager of Fund; Since April 1, 2006, Portfolio Manager of Stone Harbor; Prior to April 1, 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1990.

Administrator

        ALPS, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. As sponsor and a promoter of the Fund, ALPS has control over the Fund and the Fund considers ALPS an "interested person" of the Fund for purposes of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund. Under the Administration Agreement, ALPS is responsible for maintaining the Fund's books and records, calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund subject to the general supervision of the Board. For its services, ALPS is entitled to receive a monthly fee at the annual rate of      % of the Fund's average daily total assets, including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/ or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund's total assets, the annual fee payable to ALPS will be      % of the Fund's net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

Estimated Expenses

        Stone Harbor and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Stone Harbor and ALPS are each obligated to pay the fees of any Trustee of the Fund who is an interested person of the Fund. ALPS will pay all expenses incurred by the Fund, with the exception of organizational costs (to be paid by both ALPS and Stone Harbor) and offering expenses in excess of $0.05 per Common Share (to be paid by both ALPS and Stone Harbor), advisory fees, Trustees' fees, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, interest on Preferred Shares, insurance expenses, custody expenses, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, and extraordinary expenses. The fees and expenses incident to the offering and issuance of Common Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Common Shares. Such fees and expenses constitute underwriting compensation and are a component of the total compensation to underwriters. See "Underwriting."

        On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the overallotment option, ALPS estimates that the Fund's annual operating expenses will be approximately $            . No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will be substantially as estimated.

        Costs incurred in connection with the organization of the Fund, estimated at $            , will be borne equally by ALPS and Stone Harbor. Offering expenses relating to the Fund's Common Shares (other than the sales load), estimated at $            , that do not exceed $0.05 per Common Share will be payable upon completion of the offering of Common Shares and will be charged to capital upon the commencement of investment operations of the Fund. To the extent the Fund has not otherwise paid offering expenses that do not exceed $0.05 per Common Share, the Fund will pay up to 0.10% of the amount of the offering up to $0.05 per Common Share to ALPS Distributors, Inc. as payment for its distribution assistance. The reduction of capital described above is limited to $0.05 per Common Share (0.20% of the offering price). ALPS and Stone Harbor will pay any offering fees and expenses that exceed $0.05 per Common Share.

        The Advisory Agreement authorizes Stone Harbor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of portfolio securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

NET ASSET VALUE

        ALPS determines the net asset value of the Fund's Common Shares on each day                is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. ALPS determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any Fund Preferred Shares and dividends payable) by the total number of Common Shares then outstanding. ALPS values portfolio securities for which market quotations are readily available at market value, as described below. The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares' net asset value is made in accordance with generally accepted accounting principles in the United States.

        The Fund's Board of Trustees has delegated to Stone Harbor's Fair Valuation Committee (the "Committee") the responsibility of determining the fair value of portfolio securities when market quotations are not readily available. The Committee shall be comprised of at least one senior portfolio manager, Stone Harbor's Chief Financial Officer, Stone Harbor's Chief Compliance Officer, and Stone Harbor's General Counsel. Each of the Committee members may appoint a supervised delegate to attend a Committee meeting in the event that the member is unable to attend. A minimum of three members need to be present (either in person or by telephone) to constitute a quorum and the affirmative votes of a majority of those present are required for decisions. Stone Harbor will be required to complete a quarterly report to the Fund's Board of Trustees on fair value pricing for the Fund's portfolio holdings, including a discussion of the information and factors on which the Committee based its determinations.

        For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as Stone Harbor shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

        Readily marketable securities traded in the over-the-counter market are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as Stone Harbor deems appropriate to reflect their fair market value. However, certain derivatives and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by ALPS and Stone Harbor to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Non-dollar-denominated securities are valued as of the close of            at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

        Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations ALPS believes reflect most closely the value of such securities. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates value unless Stone Harbor determines that under particular circumstances such method does not result in fair value.

        The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its net asset value. European, Asian, Latin American, or other international securities trading may not take place on all days on which            is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which            is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

        Stone Harbor values all other securities and assets of the Fund at their fair value. Valuing securities at fair value involves a greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the current sale of the security. If events occur that materially affect the value of a security between the time trading in the security ends on a given business day and the close of the customary trading session of             , Stone Harbor may value the security at its fair value as determined in good faith, subject to review by the Board. The effect of using fair value pricing is that the Common Shares' net asset value will be subject to the judgment of Stone Harbor instead of being determined by the market.

        Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

        The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding Borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance of the Fund. The Fund's final distribution for each calendar year will include any remaining net investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 60 days after the completion of this offering and paid approximately 90 days after the completion of this offering, depending on market conditions. If the Fund is delayed in investing the proceeds of this offering, the initial distribution may consist primarily of a return of capital.

        ALPS intends to apply to the SEC, on behalf of the Fund, for an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund does not intend to designate more than the permitted number of capital gain distributions until it receives such an exemptive order. However, if the Fund fails to receive the requested relief and the Fund is unable to include realized capital gains in regular distributions more frequently than would otherwise be permitted by the 1940 Act, the Investment Manager does not believe that the distribution policy, as set forth above, will otherwise be adversely affected. The Investment Manager does not believe that retaining capital gains and paying tax thereon would have a material adverse affect on the Fund or the Common Shareholders.

        The level dividend distribution described above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue, if ever.

DIVIDEND REINVESTMENT PLAN

        Unless the registered owner of Common Shares elects to receive cash by contacting              (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by                  as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a "Dividend"). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

        The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on                  or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

        In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay quarterly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

        The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

        In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

        There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Taxes" in the Statement of Additional Information. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

        The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

        All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

U.S. FEDERAL INCOME TAX MATTERS

        The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that is a U.S. person that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

        The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to annually distribute substantially all of such income and gain.

        The Fund intends to make quarterly distributions of net investment income after payment of dividends on any outstanding Preferred Shares or interest on any outstanding Borrowings. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund's investment company taxable income will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains designated as capital gain dividends ("capital gain dividends"), if any, are taxable to Common Shareholders as long-term capital gains, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder (assuming the Common Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the quarterly distributions of net investment income described above, it may be the case that any "level load" distributions would result in a return of capital to the Common Shareholders. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions or other distributions. See "Distributions" for a more complete description of such returns and the risks associated with them.

        Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

        A dividend paid by the Fund to a Common Shareholder will not be treated as qualified dividend income of the Common Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against U.S. federal income tax.

        The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

        Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

        An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

        Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2009, 28%).

        An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

        The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

        The Fund's transactions in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

        The foregoing briefly summarizes some of the important U.S. federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the U.S. federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF SHARES

        The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated September 14, 2009, which became effective upon filing with the Secretary of State of Delaware on September 14, 2009. The Fund's Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of                    .

Common Shares

        The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, no par value. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Common Shareholders will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any Borrowings or Preferred Shares may limit the payment of dividends to the Common Shareholders. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as the Trustees deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Common Shareholders. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

        While there are any Borrowings or Preferred Shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends or interest on Borrowings or Preferred Shares have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with additional asset coverage requirements as a condition of the Fund obtaining a rating for the Preferred Shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or reduce Borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's tax status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares to the holders thereof.

        The Fund has no present intention of offering additional Common Shares, except as described herein. Offerings of its Common Shares not described herein, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

        The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

Preferred Shares

        The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having no par value, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Currently, the Fund has no intention to issue Preferred Shares.

        Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any Preferred Shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating for the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's Preferred Shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the Preferred Shares and the Fund's leverage structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

        Holders of Preferred Shares, if and when issued, shall be entitled to elect            of the Fund's Trustees, voting as a class. Under the 1940 Act, if at any time dividends on the Preferred Shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect a majority of the Fund's Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the Preferred Shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the Preferred Shares may result in the imposition of more restrictive provisions than those required by the 1940 Act. In this regard, holders of the Preferred Shares may be entitled to elect a majority of the Board in other circumstances, (for example, if one payment on the Preferred Shares is in arrears).

        The Fund intends to seek a AAA credit rating for any Preferred Shares from a rating agency. As long as Preferred Shares are outstanding, the composition of the Fund's portfolio will reflect any investment or portfolio composition restrictions established by such rating agency. Although, as of the date hereof, no such rating agency has established restrictions relating to Preferred Shares, based on previous restrictions established by such rating agencies for the securities of other issuers, the Fund anticipates that the restrictions with respect to Preferred Shares will establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the restrictions which may be imposed in connection with obtaining a rating for any Preferred Shares, the Fund currently anticipates that such restrictions will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed income securities and certain mandatory redemption requirements relating to Preferred Shares. No assurance can be given that the restrictions actually imposed with respect to Preferred Shares by such rating agency will be more or less restrictive than as described in this prospectus.

Credit Facility

        The Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately 33 1/3% of the Fund's total assets (including the amount borrowed), as of the closing of the offer and sale of the Common Shares offered hereby. Any such Borrowings would constitute financial leverage. Such a facility is not expected to be convertible into any other securities of the Fund. Outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

        In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of Preferred Shares or debt securities.

Repurchase of Shares and Other Discount Measures

        Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to try to minimize or eliminate the discount. The Board, in consultation with Stone Harbor and ALPS, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and in so doing may consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in a reduction or elimination of the discount over the short or long term. See "Risk Factors—Net Asset Value Discount Risk" and "Anti-Takeover Provisions in the Declaration of Trust."

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

        The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

        The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

        In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund's outstanding shares and their affiliates or associates, unless two-thirds of the Board has approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities issued by the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities issued by the Fund that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

        The Board has determined that provisions with respect to the Board and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust for the full text of these provisions.

CONVERSION TO OPEN-END FUND

        The Fund may be converted to an open-end management investment company at any time if approved by a majority of the Trustees then in office, the holders of not less than 75% of the Fund's outstanding shares entitled to vote thereon, and by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. Alternatively, if 80% of the Trustees then in office approve such a conversion, only a majority of the Fund's outstanding shares entitled to vote thereon, and by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. On or about the tenth anniversary of the Fund's launch, the Board will, if the Fund has not already converted to an open-end management investment company, consider whether to seek shareholder approval for such conversion, or to liquidate the Fund and distribute all net assets to shareholders. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The composition of the Fund's portfolio likely would not be in compliance with regulations of the SEC applicable to open-end management investment companies, including the limitation that open-end management investment companies invest no more than 15% of their net assets in illiquid securities. Accordingly, conversion likely would require significant changes in the Fund's investment policies and portfolio holdings and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of certain Borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on                        or other national securities exchange or market system. The Board currently believes, however, that the closed-end structure is desirable, given the Fund's current investment objectives and policies. Should the Fund be converted to an open-end management investment company, the Fund expects to pay all redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

                                is acting as representative of the underwriters ("Underwriters") named below. Subject to the terms and conditions stated in the underwriting agreement dated                        , each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell the Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

Underwriter	Number of Common Shares

Total:

        The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown in the table above if any of the Common Shares are purchased.

        The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not in excess of $            per share. The sales load that the Fund will pay of $                per share is equal to                % of the initial public offering price. The Underwriters may allow, and the dealers may reallow, a discount not to exceed $                per share on sales to other dealers. If all of the Common Shares are not sold at the initial public offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                . The representative has advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

        The Fund has granted to the Underwriters an option, exercisable for                days from the date of this prospectus, to purchase up to                additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

        The Fund, the Investment Manager and ALPS have agreed that, for a period of                days from the date of this prospectus, they will not, without the prior written consent of                    , on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares.                , in its sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

        Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Investment Manager, ALPS and the representative. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this offering. Application has been made to list the Common Shares on                under the ticker symbol "                ."

        The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

        The expenses of the offering are estimated to total $            , of which $            is to be paid by the Fund. ALPS and Stone Harbor have agreed to pay (i) the amount by which the Fund's offering expenses (other than the sales load) exceed $0.05 per Common Share and (ii) all of the Fund's organizational expenses.

        To the extent that the Fund has not otherwise paid offering expenses equal to $0.05 per Common Share, the Fund will pay up to 0.10% of the amount of the offering up to $0.05 per Common Share to ALPS Distributors, Inc. as payment for its distribution assistance. ALPS Distributors, Inc. will provide distribution assistance in connection with the sale of the Common Shares of the Fund by coordinating the road show, and by designing and coordinating the printing of the marketing materials used in connection with the offering. Additionally, its registered representatives with the Financial Industry Regulatory Authority ("FINRA"), who are internal or external wholesalers registered through ALPS Distributors, Inc., will participate and engage in the road show by giving presentations about the Fund to branch offices of the Underwriters. The payment by the Fund to ALPS Distributors, Inc. of up to 0.10% of the amount of the offering up to $0.05 per Common Share will be used solely to pay for ALPS Distributors, Inc.'s assistance with coordinating the road show, designing and coordinating the printing of marketing materials, and to reimburse ALPS Distributors, Inc. for their reasonable out-of-pocket expenses related to the road show. In this offering and as part of the Fund's estimated offering expenses of $                , the Fund will reimburse ALPS Distributors, Inc. $                for distribution assistance. With the exception of the foregoing, ALPS Distributors, Inc. will not receive any compensation for its distribution assistance in connection with this offering.

        Stone Harbor (and not the Fund) has also agreed to pay from its own assets to            a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in the amount of $                    . The structuring fee paid to                will not exceed                    % of the total offering price of the Common Shares sold in this offering.

        Stone Harbor (and not the Fund) may also pay certain qualifying Underwriters who meet specified sales targets a structuring fee, sales incentive fee or additional compensation in connection with the offering. Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of Stone Harbor.

        The total amount of the structuring fee payable to                    and any distribution assistance fee payable to ALPS Distributors, Inc., will not exceed                    % of the total price to the public of the Common Shares sold in this offering.

        The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fee and any additional compensation payments or distribution assistance fee payable to ALPS Distributors Inc. and certain other expenses will not exceed                    % of the total public offering price of the Common Shares sold in this offering.

        In connection with the requirements for listing the Common Shares on                        , the Underwriters have undertaken to sell lots of 100 or more shares of Common Shares to a minimum of

2,000 beneficial owners in the United States. The minimum investment requirement is 100 shares ($2,500) of Common Shares.

        Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on                        . No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

        In connection with the offering, certain Underwriters may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

        The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when                    repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

        Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

        The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Investment Manager and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and its affiliates in the ordinary course of business.

        One or more of the Underwriters of the Common Shares may also act as an underwriter of the Fund's Preferred Shares.

        A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

        The Fund, the Investment Manager and the Administrator have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

        Prior to the public offering of Common Shares, the Investment Manager and the Administrator will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

        The principal business address of            is                        . The address of ALPS Distributors, Inc. is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

CUSTODIAN AND TRANSFER AGENT

                    is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund.

                    serves as the transfer agent of the Fund.

LEGAL MATTERS

        Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Mayer Brown LLP, Chicago, Illinois, and for the Underwriters by                    , New York, NY.

REPORTS TO SHAREHOLDERS

        When available, the Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    is the independent registered public accounting firm for the Fund providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

        This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling             .

        Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

THE FUND'S PRIVACY POLICY

        The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its current and former customers:

  •
  Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

  •
  None of the information we collect about you will be disclosed to anyone, except as permitted or required by law (which includes disclosure to employees necessary to service your account).

  •
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  •
  The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

        For more information about the Fund's privacy policies call (866) 699-8158 (toll-free).

                  Shares

Stone Harbor Credit Recovery Income Fund

Common Shares of Beneficial Interest
$25.00 per Share

PROSPECTUS

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Subject to Completion, dated September 18, 2009

STATEMENT OF ADDITIONAL INFORMATION

Stone Harbor Credit Recovery Income Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203

        This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Stone Harbor Credit Recovery Income Fund (the "Fund"), dated                        , as may be supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (866) 699-8158 (toll-free). You may also obtain a copy of the Fund's prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

        Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's prospectus.

1

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

        Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that the Fund may engage in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Stone Harbor Investment Partners LP ("Stone Harbor" or the "Investment Manager") may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund's investment objectives.

Derivative Instruments

        Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be effected with counterparties or on exchanges located in the United States or abroad and may include:

  (i)
  entering into forward foreign currency exchange for purposes of gaining exposure to the currency of an emerging markets country or as a hedge against fluctuations in future foreign exchange rates;

  (ii)
  purchasing warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be related to the performance of the Fund's primary investments, as a means of gaining exposure to such markets or securities;

  (iii)
  the purchase and sale of put and call options on securities, financial future contracts, indices or other instruments, which might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument;

  (iv)
  entering into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities or securities;

  (v)
  entering into swap transactions, such as interest rate swaps, cross-currency swaps, total return swaps, credit default swaps, and options on swaps, caps, floors or collars; and

  (vi)
  engaging in options on swaps for hedging purposes to manage and mitigate the credit and interest rate.

        Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions.

        The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before it can be profitably exercised. Transaction costs are incurred in opening and closing positions.

        Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid

2

under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to value for purposes of computing the Fund's net asset value.

        The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous to the Fund or its Common Shareholders.

        Foreign exchange traded futures contracts and options thereon may be used only if Stone Harbor determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading such contracts (and options thereon) on Commodities Futures Trading Commission ("CFTC") regulated exchanges.

        If a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

Corporate and High Yield Debt Securities

        The Fund may invest in High Yield Debt Securities, including corporate debt securities, commonly known as "junk bonds." Investments in High Yield Debt Securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk, including the possibility of issuer default and bankruptcy. High Yield Debt Securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category may be considered effectively in default by certain rating agencies. Analysis of the creditworthiness of issuers of High Yield Debt Securities may be more complex than for issuers of higher quality securities.

        High Yield Debt Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade debt securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Debt Security prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of a High Yield Debt Security defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses if it chooses, after conducting a cost/benefit analysis, to seek recovery.

        In the case of High Yield Debt Securities structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash.

        The secondary market on which High Yield Debt Securities are traded may be less liquid than the market for investment grade securities. Adverse publicity and investor perceptions, whether or not

3

based on fundamental analysis, may decrease the values and liquidity of High Yield Debt Securities, especially in a thinly traded market. When secondary markets for High Yield Debt Securities are less liquid than the market for investment grade securities, it may be more difficult for the Fund to value the securities for purposes of calculating the net asset value of the Fund because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities.

        Stone Harbor seeks to minimize the above risks through diversification, in-depth credit analysis and evaluation of current developments in interest rate and market conditions.

Brady Bonds

        Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

        Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts may be referred to as the "residual risk").

        Brady Bonds involve various risk factors including residual risk and the history of defaults. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Depositary Receipts

        Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts ("ADRs"), and Global Depositary Receipts ("GDRs") and other depositary receipts. Depositary receipts are typically issued by a financial institution ("depositary") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an

4

unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a foreign or a U.S. financial institution and the underlying securities are issued by a foreign issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company's home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder's home currency. As for other depositary receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. For purposes of the Fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Credit Ratings

        A general description of the ratings of debt securities by Moody's, S&P and Fitch is set forth in Appendix A to this SAI. These ratings may change over time and represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating High Yield Debt Securities or other debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Stone Harbor does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

        In the event that a rating agency or Stone Harbor downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Stone Harbor may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.

Investment Restrictions

Fundamental Restrictions

        The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding Common Shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

  (1)
  Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the interpretations of the Securities & Exchange Commission and its staff;

  (2)
  Issue senior securities, as defined in the 1940 Act, other than as permitted;

5

  (3)
  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

  (4)
  Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in selling or disposing of a portfolio investment;

  (5)
  Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

  (6)
  Purchase or sell real estate, although it may purchase and sell securities that are secured by interests in real estate and securities of issuers that invest or deal in real estate, and hold and sell real estate acquired as a result of the ownership of securities;

  (7)
  Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

  (8)
  Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries.

        Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by Stone Harbor if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

        Each of the Funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short term debt securities, cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objectives.

Temporary Borrowings

        The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

6

 TRUSTEES AND OFFICERS

        The Trustees of the Fund are responsible for the overall management and general supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "Independent Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. Other Trustees are referred to as "Interested Trustees."

Interested Trustees

Name, Age & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edmund J. Burke* Age 48, 1290 Broadway, Suite 1100 Denver, Colorado 80203	Trustee Principal Executive Officer and President	Since Sept. 14, 2009 Since Sept. 14, 2009	Mr. Burke is Chief Executive Officer (since 2009) and a Director of ALPS Holdings, Inc. ("AHI"), ALPS Advisors, Inc. ("AAI"), ALPS Distributors, Inc. ("ADI"), ALPS Fund Services, Inc. ("AFS") (since 2005) and FTAM Distributors, Inc. ("FDI") (since 2008) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Mr. Burke is President of the Clough Global Allocation Fund (since President); President of the Clough Global Equity Fund (since 2005); President of the Clough Global Opportunities Fund (since 2006); President of Financial Investors Trust (since 2002); President of the Financial Investors Variable Insurance Trust (since 2006); and President of the Reaves Utility Income Fund (since 2004).		Clough Global Allocation Fund Clough Global Equity Fund Clough Global Opportunities Fund Financial Investors Trust Liberty All-Star Equity Fund Liberty All-Star Growth Fund, Inc.

*
Edmund J. Burke is an "interested person" of the Fund as defined in the 1940 Act because he is an affiliate of ALPS Fund Services, Inc..

Independent Trustees

Name, Age & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

7

Fund Officers

Name, Age & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Edmund J. Burke, age 48	Principal Executive Officer and President Trustee	Indefinite; since Sept. 14, 2009 Since Sept. 14, 2009	Mr. Burke is Chief Executive Officer (since 2009) and a Director of ALPS Holdings, Inc. ("AHI"), ALPS Advisors, Inc. ("AAI"), ALPS Distributors, Inc. ("ADI"), ALPS Fund Services, Inc. ("AFS") (since 2005) and FTAM Distributors, Inc. ("FDI") (since 2008) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee and Chairman of the Board and President of Financial Investors Trust (Trustee and Chairman since 2009; President since 2002); President of the Financial Investors Variable Insurance Trust (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.; and President of the Reaves Utility Income Fund (since 2004).
James J. Dooley, age 53	Principal Financial Officer and Treasurer	Indefinite; since Sept. 14, 2009
Since April 1, 2006, Head of Operations, Technology and Finance of Stone Harbor Investment Partners LP; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.
Patrick Buchanan, age 37	Assistant Treasurer	Indefinite; since Sept. 14, 2009
Senior Fund Controller, ALPS Fund Services, Inc. since November 2007; Director of Accounting, Madison Capital Management LLC, February 2005 to October 2007; Manager of Fund Accounting, Janus Capital Group, August 2003 to February 2005.

*
The address of each officer is the address of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

8

        The Audit Committee of the Board of Trustees ("Audit Committee") is comprised of                             . The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

        The Nominating Committee of the Board of Trustees (the "Nominating Committee") is comprised of                             . The Nominating Committee's functions include selecting and nominating candidates for appointment or election to serve as members of the Board. The Nominating Committee will consider nominees recommended by shareholders.

        The Executive Committee of the Board of Trustees (the "Executive Committee") is comprised of                             . Except as expressly limited by the Statutory Trust Act of the State of Delaware or the Agreement and Declaration of Trust of the Fund, the Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Fund between the meetings of the Board. The Executive Committee shall keep a record of its acts and proceedings, which shall form a part of the records of the Fund in the custody of the Fund's Secretary, and all actions of the Executive Committee shall be reported to the Board at the next meeting of the Board.

        The Independent Trustees meet separately to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which Stone Harbor, ALPS, or either of their respective affiliates has any actual or potential conflict of interest with the Fund.

        As of the date of this SAI, the Audit Committee, the Nominating Committee and the Independent Trustees each had            meeting.

        A discussion regarding the basis for the Board's approval of the Advisory Agreement will be included in the Fund's first Semi-Annual Report to Shareholders for the period ending                             .

Share Ownership

        As of the date of this SAI, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding Common Shares of the Fund.

        As to each Independent Trustee and his or her immediate family members, no person owns beneficially or of record securities in the Investment Manager or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or principal underwriter of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Registrant	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edmund J. Burke	None

        On                             , ALPS and Stone Harbor each purchased $                of Common Shares of the Fund at an initial subscription price of $        per share and were the sole shareholders as of this date.

9

Compensation of Officers and Trustees

        The Fund pays no salaries or compensation to any of its Interested Trustees or officers. Each Independent Trustee of the Fund receives an annual retainer of $                and an additional $                for attending each meeting of the Board and each committee meeting, other than committee meetings that occur on the same day as a Board meeting. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board or committee meetings. The Trustees do not receive any pension or retirement benefits from the Fund.

        The following table sets forth certain information regarding the estimated compensation of the Fund's Independent Trustees for the calendar quarter ended                             .

Name of Trustee	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Fund Complex Paid To Trustees
	$	$0	$0
	$	$0	$0
	$	$0	$0
	$	$0	$0
	$	$0	$0
	$	$0	$0
	$	$0	$0
	$	$0	$0

Code of Ethics

        Stone Harbor and the Fund have adopted a code of ethics governing personal securities transactions. Under the code of ethics, Stone Harbor employees (including those who may serve as Interested Trustees or Fund officers) may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures. The code of ethics includes limited reporting requirements for the Independent Trustees.

        The code of ethics can be reviewed and copied at the SEC's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, 100 F Street N.E. Washington DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policy

        The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. Accordingly, the Trustees have delegated the responsibility to vote such proxies to the Investment Manager. It is important to note, however, that the Fund will have no proxy voting rights with respect to debt securities, which are expected to comprise the majority of the Fund's portfolio.

        Attached as Appendix B is the summary of the guidelines and procedures that the Investment Manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Investment Manager uses when a vote presents a conflict between the interests of Common Shareholders, on the one hand, and those of the Investment Manager (or any affiliated person of the Fund or the Investment Manager), on the other. This summary of the guidelines provides a general indication as to how the Investment Manager will vote proxies relating to portfolio securities on each

10

issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Investment Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund's investment objectives and in the best interests of the Fund.

        Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent prior 12-month period will be available without charge, (1) upon request, by calling                  , (2) on the Fund's website at                             and (3) on the SEC's website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

        Stone Harbor has been providing investment advisory services to clients located throughout the world since 2006. Stone Harbor maintains a staff of experienced investment professionals to service the needs of its clients. Stone Harbor is a limited partnership organized under the laws of Delaware. It is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 31, 2009, Stone Harbor had approximately $17.8 billion in assets under management.

Investment Advisory Services

        Under the general supervision of the Board, Stone Harbor carries out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Stone Harbor will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Stone Harbor will compensate all Trustees and officers of the Fund who are members of the Stone Harbor organization and who render investment services to the Fund, and will also compensate all other Stone Harbor personnel who provide research and investment services to the Fund.

        The Advisory Agreement with Stone Harbor was approved by the Board, including a majority of the Independent Trustees, on                        , and will continue in effect until                         and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Stone Harbor, as applicable, or by vote of the majority of the outstanding voting securities of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, as that term is defined in the 1940 Act. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross, negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Stone Harbor, or a loss resulting from a breach of fiduciary duty by Stone Harbor with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Stone Harbor shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

        Under the Advisory Agreement, Stone Harbor will receive an annual fee, payable monthly, in an amount equal to          % of the Fund's average daily total assets including the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund's total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to Stone Harbor will be          % of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

11

Administrative Services

        Under the Marketing, Administration, Bookkeeping and Pricing Services Agreement (the "Administration Agreement"), ALPS is responsible for calculating the net asset value of the Common Shares and generally managing the business affairs of the Fund, subject to the general supervision of the Board. ALPS will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. ALPS will compensate all Trustees and officers of the Fund who are members of the ALPS organization and who render executive and administrative services to the Fund, and will also compensate all other ALPS personnel who perform management and administrative services for the Fund. ALPS' administrative services include preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business. Under the Administration Agreement, ALPS is also obligated to pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, portfolio transaction expenses, independent trustees' fees, insurance expense, custody fees and out-of-pocket expenses, any litigation expenses, taxes, expenses of any Borrowings or Preferred Shares, expenses of conducting repurchase offers and extraordinary expenses.

        For its services, ALPS is entitled to receive a monthly fee at the annual rate of          % of the Fund's average daily total assets. Assuming Borrowings and/or the issuance of Preferred Shares in the amount of 33 1/3% of the Fund's total assets (after such Borrowings and/or issuance of Preferred Shares), the annual fee payable to ALPS will be          % of net assets attributable to Common Shares (i.e., not including amounts attributable to Borrowings and/or Preferred Shares).

        Information regarding the Fund's custodian and transfer agent is described in the prospectus.

Portfolio Managers

        Set forth below is certain additional information with respect to Peter J. Wilby, Beth A. Semmel, Pablo Cisilino, James E. Craige, Thomas K. Flanagan, David Oliver, Roger M. Lavan, and David A. Torchia,, the Fund's portfolio managers (collectively, the "Portfolio Managers"), who are the principal investment professionals of Stone Harbor. Unless noted otherwise, all information is provided as of June 30, 2009.

Other Accounts Managed by Portfolio Managers

        The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered

12

investment companies, other pooled investment vehicles, and other accounts. Unless noted otherwise, none of the accounts shown are subject to fees based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager (s)	Number	Total Assets	Number		Total Assets	Number		Total Assets
Peter J. Wilby, CFA,	4	$958,595,879	16	(1)	$2,975790,889	45	(5)	$9,948,362,794
Beth A. Semmel, CFA	1	$222,089,511	8	(2)	$1,153,033,823	18		$4,314,274,847
Pablo Cisilino	3	$736,506,367	8	(3)	$1,822,757,066	27	(5)	$5,634,087,049
James E. Craige, CFA	3	$736,506,367	8	(3)	$1,822,757,066	27	(5)	$5,634,087,049
Thomas K. Flanagan, CFA	3	$736,506,367	8	(3)	$1,822,757,066	27	(5)	$5,634,087,049
David Oliver	3	$736,506,367	8	(3)	$1,822,757,066	27	(5)	$5,634,087,049
Roger M. Lavan, CFA	0	$0	4	(4)	$388,042,155	20	(6)	$1,772,655,798
David A. Torchia	0	$0	4	(4)	$388,042,155	20	(6)	$1,772,655,798

(1)
Two pooled investment vehicle accounts have a total of two clients who are subject to a performance-based advisory fee. The total market value of these clients' accounts is $84,875,668.

(2)
A portion of 1 investment vehicle account has one client who is subject to a performance-based advisory fee. The total market value of this client's account is $42,147,683.

(3)
A portion of 1 investment vehicle account has one client who is subject to a performance-based advisory fee. The total market value of this client's account is $42,727,985.

(4)
A portion of 1 investment vehicle account has one client who is subject to a performance-based advisory fee. The total market value of this client's account is $42,603,571.

(5)
A portion of 1 investment vehicle account has two clients who are subject to a performance-based advisory fee. The total market value of these clients' accounts is $408,113,158.

(6)
One account is subject to a performance-based advisory fee with a market value of $19,433,596.

Note: Performance-based advisory fees are computed annually and are calculated on pre-tax revenue.

Portfolio Manager Compensation

        The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus.

        The overall compensation structure for the Fund's portfolio managers is based on three components: a) base remuneration, b) discretionary performance-based bonus, and c) profit participation.

        Portfolio managers are compensated based upon the investment performance of each account managed. Performance is measured versus both the benchmark applicable to each account, which is generally a broad-based index (i.e.,                        ), and the account's peer group on a pre-tax basis. Performance is measured on one-, three- and five-year horizons equally weighted. Analysts are compensated on credit performance versus benchmark for the same periods. All employees will also participate in firm profit-sharing.

Potential Conflicts of Interest

        Potential conflicts of interest may arise when the Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

13

        The Investment Manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

        These potential conflicts include:

  Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

  Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

  Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

  Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

  Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the

14

  investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

  Related Business Opportunities.    The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

Securities Ownership

        As the Fund is newly offered, none of the Portfolio Managers owns any Common Shares of the Fund. However, the Portfolio Managers presently intend to purchase Common Shares of the Fund in this offering and/or thereafter.

DETERMINATION OF NET ASSET VALUE

        The net asset value per Common Share of the Fund is determined once daily as of the close of regularly scheduled trading on                         . Such calculation is determined on each day that                        is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

        In calculating net asset value, portfolio securities listed or traded on national securities exchanges, are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Portfolio securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Over-the-counter securities are valued at the mean of the current bid and ask price.

15

        Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Investment Manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined using fair value procedures as disclosed in the Prospectus. In addition, the Investment Manager may use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the Fund's net asset value is calculated. The Investment Manager may value those securities higher or lower than another fund that uses market quotations to price the same securities or that uses fair value procedures to price those same securities. Valuing securities at fair value involves a greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the current sale of the security. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

        Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

        Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PORTFOLIO TRADING

        Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

        There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

        Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Stone Harbor. Stone Harbor is also responsible for the execution of transactions for all other accounts managed by it. Stone Harbor generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms and allocates the orders across all participating accounts prior to execution. Accounts that

16

are considered to be managed in the same investment strategy (based on investment objectives, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. Stone Harbor uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Stone Harbor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including, without limitation, the full range and quality of the executing firm's services, with respect to commission based transactions the value of the brokerage and research services provided, the responsiveness of the firm to Stone Harbor, the actual price of the security, the commission rates charged (if any), the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

        Stone Harbor places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, Stone Harbor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Stone Harbor, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

        Stone Harbor places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, Stone Harbor will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when Stone Harbor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolio, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

        It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, "services") from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Stone Harbor receives services from many broker-dealers with which Stone Harbor places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because Stone Harbor receives such services even though the receipt of such services relieves Stone Harbor from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by Stone Harbor to place the Fund's portfolio transactions may be useful to Stone Harbor in providing services to Stone Harbor's other clients, although not all of these services may be necessarily useful and of value to Stone Harbor in managing the Fund. Conversely, research and brokerage services provided to Stone Harbor by broker-dealers in connection with trades executed on behalf of other clients of Stone Harbor may be

17

useful to Stone Harbor in managing the Fund , although not all of these services may be necessarily useful and of value to Stone Harbor in managing such other clients.

        In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), Stone Harbor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined for purposes of Section 28(e)) to Stone Harbor an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if Stone Harbor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or Stone Harbor's overall responsibilities to the advisory accounts for which it exercises investment discretion.

        Stone Harbor may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of Stone Harbor where, in the judgment of Stone Harbor, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of Stone Harbor may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

TAXES

        The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S.

18

Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will generally not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

        In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.

        If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividends" in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

        Distributions from the Fund derived from investment income and net short-term capital gains, as described below, generally will be taxable to Common Shareholders as dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to Common Shareholders as long-term capital gain, regardless of how long a Common Shareholder has held the shares in the Fund.

        If a Common Shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the Common Shareholder would have received if the shareholder had elected to receive cash. If a Common Shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the Common Shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the Common Shareholder receives.

        Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to its Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a "qualified foreign corporation" means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified

19

comprehensive income tax treaty with the United States which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company" (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

        A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred shares) with respect to such dividend (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

        The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

        We cannot assure you as to what percentage of the dividends paid on the Common Shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

        The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

        Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

        Any recognized gain or income attributable to market discount on long-term debt securities (i.e., securities with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt security is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

        The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which

20

may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

        The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

        Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against U.S. federal income tax.

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

        If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing or held to produce such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

21

        The American Jobs Creation Act of 2004 (the "Jobs Act"), among other things, modified the 90% gross income test with respect to income of a RIC to include net income derived from an interest in certain qualified "publicly traded partnerships" ("PTPs") and modified the asset diversification test of a RIC to include a new limitation on the investment by a RIC in certain qualified PTP interests. Under the Jobs Act, a RIC may now invest in a qualified PTP regardless of the types of business the PTP operates. The Jobs Act further provides that passive losses from an investment in a qualified PTP may not be used by a RIC to offset any income other than income from the same PTP and any deductions passed through by the PTP may not be used by a RIC to offset income from other sources.

        The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

        Dividends and distributions on the Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December with a record date in such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Common Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

        Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from

22

payments made to a Common Shareholder may be refunded or credited against such Common Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Common Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Common Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

        The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions in capital gain dividends in accordance with the IRS position.

        Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and Preferred Shares, if any, is likely to be respected for U.S. federal income tax purposes. It is possible that the IRS could disagree and attempt to reallocate the Fund's net capital gain or other taxable income.

State And Local Taxes

        Shareholders should consult their own tax advisors as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

        The Fund is organized as a Delaware statutory trust. Under Delaware law, shareholders of such a trust have the same limitation of personal liability as is extended to stockholders of a corporation incorporated under the general corporation law of the State of Delaware. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations.

23

        The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

        The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose.

        The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

/s/

25

STONE HARBOR CREDIT RECOVERY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

[To Come]

26

APPENDIX A
RATINGS

MOODY'S INVESTORS SERVICE, INC.

Long-Term Debt Securities and Preferred Stock Ratings

        Aaa:    Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa:    Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A:    Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa:    Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba:    Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B:    Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa:    Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca:    Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C:    Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

        Absence of Rating:    Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

        Should no rating be assigned, the reason may be one of the following:

  1.
  An application for rating was not received or accepted.

  2.
  The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

  3.
  There is a lack of essential data pertaining to the issue or issuer.

  4.
  The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

        Note:    Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt Securities Ratings

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        PRIME-1:    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

        PRIME-2:    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        PRIME-3:    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        NOT PRIME:    Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

Investment Grade

        AAA:    Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA:    Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A:    Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB:    Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

        Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

        BB:    Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

        B:    Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC:    Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC:    The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

        C:    The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1:    The Rating C1 is reserved for income bonds on which no interest is being paid.

        D:    Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        PLUS (+) OR MINUS (-):    The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        P:    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        L:    The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

        NR:    NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper Rating Definitions

        An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1:    A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2:    A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3:    A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B:    A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C:    A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D:    A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

Investment Grade Ratings

        AAA:    Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA:    Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

        A:    Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:    Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Below Investment Grade Ratings

        BB:    Bonds and preferred stocks are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

        B:    Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC:    Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC:    Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds and preferred stocks are in imminent default in payment of interest or principal.

        DDD, DD AND D:    Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

        PLUS (+) OR MINUS (-):    The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

        NR:    Indicates that Fitch does not rate the specific issue.

        CONDITIONAL:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1:    Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

        F-3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

        Notes:    Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Manager's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

APPENDIX B—PROXY VOTING POLICY

STONE HARBOR INVESTMENT PARTNERS LP
PROXY VOTING POLICIES AND PROCEDURES

A.    Statement of Policy

        Stone Harbor Investment Partners LP ("Stone Harbor") votes proxies for each client that has specifically authorized Stone Harbor to vote them in the investment management contract or otherwise, and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on Stone Harbor by the Investment Advisers Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted thereunder.

B.    General Principles

        In voting proxies, Stone Harbor is guided by general fiduciary principles. Stone Harbor's goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. Stone Harbor attempts to consider all factors of its vote that could affect the value of the investment, and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

C.    Procedures

  1.    Account Set-up and Review

        For new clients, the General Counsel will inform the Operations team as to whether the client retained the responsibility to vote proxies or delegated that responsibility to Stone Harbor. Designated personnel within Operations will ensure that the account is set-up to vote proxies with the appropriate custodian and systems.

  2.    Securities Lending

        Stone Harbor will monitor upcoming proxy meetings and call back securities, if applicable, in anticipation of an important vote to be taken among holders of such securities. In determining whether to call back securities, the relevant portfolio manager(s) will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

  3.    Voting Proxies

        Stone Harbor will generally vote proxies according to the policies described below, subject to consideration of overrides and material conflicts.

D.    Voting Policy Guidelines

        Stone Harbor generally follows the guidelines listed below. If deemed to be in the best interests of a client, the portfolio manager may override the guidelines listed below. The Compliance Committee reviews all overrides.

  1.    Auditors

        Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

  •
  Tenure of the audit firm

  •
  Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

  •
  Length of the rotation period advocated in the proposal

  •
  Significant audit-related issues

  2.    Board of Directors

  Voting on Director Nominees in Uncontested Elections

        Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

  •
  Insiders and affiliated outsiders on boards that are not at least majority independent

  •
  Directors who sit on more than six boards

  •
  Compensation Committee members if there is a disconnect between the CEO's pay and performance

  Classification/Declassification of the Board

        Vote AGAINST proposals to classify the board.

        Vote FOR proposals to repeal classified boards and to elect all directors annually.

  Independent Chairman (Separate Chairman/CEO)

        Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

  Majority of Independent Directors/Establishment of Committees

        Vote FOR shareholder proposals asking that a majority or more of directors be independent.

  Open Access (shareholder resolution)

        Vote CASE-BY-CASE, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

  3.    Shareholder Rights

  Shareholder Ability to Act by Written Consent

        Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

        Vote FOR proposals to allow or make easier shareholder action by written consent.

  Shareholder Ability to Call Special Meetings

        Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

        Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  Supermajority Vote Requirements

        Vote AGAINST proposals to require a supermajority shareholder vote.

        Vote FOR proposals to lower supermajority vote requirements.

  Cumulative Voting

        Vote AGAINST proposals to eliminate cumulative voting.

        Vote CASE-BY-CASE on proposals to restore or permit cumulative voting relative to the company's other governance provisions.

  Confidential Voting

        Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

  4.    Proxy Contests

  Voting for Director Nominees in Contested Elections

        Vote CASE-BY-CASE on contested elections of directors, considering factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

  Reimbursing Proxy Solicitation Expenses

        Vote CASE-BY-CASE, depending on the reasonableness of the basis of the solicitation.

  5.    Poison Pills

        Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  6.    Mergers and Corporate Restructurings

        Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7.    Reincorporation Proposals

        Vote CASE-BY-CASE on proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  8.    Capital Structure

  Common Stock Authorization

        Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance .

        Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

        Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

  Dual-Class Stock

        Vote AGAINST proposals to create a new class of common stock with superior voting rights.

        Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  •
  It is intended for financing purposes, with minimal or no dilution to current shareholders; or

  •
  It is not designed to preserve the voting power of an insider or significant shareholder.

  9.    Executive and Director Compensation

        Vote AGAINST a plan if the cost exceeds a reasonable level.

        Vote FOR a plan if the cost is reasonable, unless either of the following conditions apply:

  •
  The plan expressly permits repricing without shareholder approval for listed companies; or

  •
  There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

  Management Proposals Seeking Approval to Reprice Options

        Vote CASE-BY-CASE on management proposals seeking approval to reprice options, giving consideration to the following:

  •
  Historic trading patterns

  •
  Rationale for the repricing

  •
  Value-for-value exchange

  •
  Option vesting

  •
  Term of the option

  •
  Exercise price

  •
  Participation

  Employee Stock Purchase Plans

        Vote CASE-BY-CASE on employee stock purchase plans.

        Vote FOR employee stock purchase plans where all of the following apply:

  •
  Purchase price is at least 85 percent of fair market value;

  •
  Offering period is 27 months or less, and

  •
  Potential voting power dilution (VPD) is 10 percent or less.

        Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

  Shareholder Proposals on Compensation

        Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

  •
  Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards

  •
  Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

  10.    Social and Environmental Issues

        These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

        In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

        Vote:

  •
  FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

  •
  AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

D.    Conflicts of Interest

        In furtherance of Stone Harbor's goal to vote proxies in the best interests of clients, Stone Harbor will seek to identify and address material conflicts of interest that may arise between Stone Harbor and its clients before voting proxies on behalf of such clients. All Stone Harbor employees must play an important role in helping our organization identify potential conflicts of interest that could impact Stone Harbor's proxy voting. Stone Harbor employees need to (i) be aware of the potential for conflicts of interest on the part of Stone Harbor in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of Stone Harbor's business; and (ii) bring conflicts of interest of which they become aware to the attention of Stone Harbor Legal/Compliance.

        Potential conflicts of interest may exist in situations where Stone Harbor is called to vote on a proxy proposal regarding the issuer where Stone Harbor or an affiliate also:

  •
  Manages the issuer's pension plan

  •
  Manages money for the proponent

        Additional conflicts may exist if AN EXECUTIVE OF Stone Harbor or an affiliate is a close relative of, or has a business relationship with:

  •
  An executive of the issuer or proponent

  •
  A director of the issuer or proponent

  •
  A person who is a candidate to be a director of the issuer

  •
  A proponent of the proxy proposal

        If Stone Harbor determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Compliance Committee will address such matters involving such conflicts of interest as follows:

  1.
  If a proposal is addressed by the specific policies herein, Stone Harbor will vote in accordance with such policies; and

  2.
  If the proxy proposal is (i) not addressed by the specific policies or (ii) requires a case-by-case determination by Stone Harbor, the vote will be referred to the Compliance Committee. The Compliance Committee will review the potential conflict and determine how to vote the proxy in the best interest of the client. The Compliance Committee will memorialize the rationale of such vote in writing.

E.    Composition of the Compliance Committee

        The Compliance Committee consists of the following voting members:

  •
  Chief Investment Officer or Supervised Delegate

  •
  Chief Executive Officer or Supervised Delegate

  •
  General Counsel

  •
  Chief Compliance Officer

  •
  Chief Financial Officer or Supervised Delegate

        A minimum of three voting members is required for a quorum and the affirmative votes of a majority of those present are required for decisions.

F.     Record Keeping and Oversight

        Stone Harbor's Operations team shall maintain or have available the following records relating to proxy voting:

  •
  a copy of each proxy form (as voted);

  •
  a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote:

  •
  documentation relating to the identification and resolution of conflicts of interest;

  •
  any documents created by Stone Harbor that were material to a proxy voting decision or that memorialized the basis for that decision; and

  •
  a copy of each written client request for information on how Stone Harbor voted proxies on behalf of the client or a client request for a copy of Stone Harbor's Proxy Voting Policies and Procedures, and a copy of any such written response by Stone Harbor to any (written or oral) client request for information on how Stone Harbor voted proxies on behalf of the requesting client.

        Such records will be maintained for a period of at least five years, the most two recent years in a readily accessible place.

        Legal/Compliance will periodically review proxy votes, related records and processes to help ensure that proxies are being voted appropriately. The Compliance Committee will review at least annually the proxy voting guidelines, process and any portfolio manager overrides.

G.    Information Requests

        Clients may obtain information about how Stone Harbor voted with respect to their securities, as well as a copy of Stone Harbor's Proxy Voting Policies and Procedures, by contacting their relationship manager.

Revised April 2, 2007
Reviewed March 17, 2008
Reviewed May 27, 2008
Revised March 4, 2009

PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1)	Financial Statements**
Included in Part A:
Not applicable.
Included in Part B:
Independent Auditors' Report**
Statement of Assets and Liabilities**
Notes to Financial Statements**
(2)	Exhibits
	(a)(i)	Certificate of Trust*
	(a)(ii)	Agreement and Declaration of Trust*
	(b)	Bylaws*
	(c)	Not applicable
	(d)	Form of Certificate for Common Shares of Beneficial Interest**
	(e)	Form of Automatic Dividend Reinvestment Plan**
	(f)	Not applicable
	(g)	Form of Investment Advisory and Management Agreement**
	(h)	(1) Form of Underwriting Agreement**
(2) Form of Additional Compensation Agreement**
	(i)	Not applicable
	(j)	Form of Custody Agreement**
	(k)	(1) Form of Stock Transfer Agency Agreement**
(2) Form of Marketing, Administration, Bookkeeping and Pricing Services Agreement**
(3) Form of Distribution Assistance Agreement**
(4) Letter Agreement Regarding Use of "Stone Harbor" Name by the Fund**
	(l)	Opinion and Consent of Mayer Brown LLP**
	(m)	Not applicable
	(n)	Consent of **
	(o)	Not applicable
	(p)	Form of Initial Subscription Agreements**
	(q)	Not applicable
	(r)	(1) Code of Ethics of the Fund**
(2) Code of Ethics of the Investment Manager**
(3) Code of Ethics and Business Conduct of the Principal Executive and Financial Officers of the Fund**

*
Filed herewith.

**
To be filed by amendment.

Item 26.    Marketing Arrangements

        See Form of Underwriting Agreement to be filed by amendment.

1

Item 27.    Other Expenses of Issuance and Distribution

        The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
National Association of Securities Dealers, Inc. Fees
Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous
Total	$

Item 28.    Persons Controlled by or Under Common Control With Registrant

        None.

Item 29.    Number of Holders of Securities

        Set forth below is the number of record holders as of                        of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest

Item 30.    Indemnification

        Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

          4.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

          4.2    Mandatory Indemnification.    (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as

2

  to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

            (b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

            (c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

            (e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

          4.3    No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer,

3

  employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

          4.4    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31.    Business and Other Connections of Investment Manager

        Stone Harbor Investment Partners LP serves as investment manager (the "Investment Manager") to the Registrant and also serves as manager to unregistered funds, institutions and high net worth individuals, and subadviser of registered funds. A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each partner or executive officer of the Investment Manager, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled "Management of the Fund—Investment Manager."

Item 32.    Location of Accounts and Records

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 33.    Management Services

        Not applicable.

Item 34.    Undertakings

1.
The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.
Not applicable.

3.
Not applicable.

4.
Not applicable.

4

5.
The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Securities Act of 1933 ("Securities Act"), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

5

SIGNATURES

        Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Denver, and the State of Colorado, on the 18th day of September, 2009.

STONE HARBOR CREDIT RECOVERY INCOME FUND
By:	/s/ Edmund J. Burke
Name: Edmund J. Burke Title: President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edmund J. Burke Edmund J. Burke	Principal Executive Officer and President	Sept. 18, 2009
/s/ Edmund J. Burke Edmund J. Burke	Trustee	Sept. 18, 2009

6

INDEX TO EXHIBITS

(a)(i)	Certificate of Trust
(a)(ii)	Agreement and Declaration of Trust
(b)	Bylaws